       CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
       AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   EXHIBIT 10.11




                         RESEARCH AND LICENSE AGREEMENT

                                     BETWEEN

                             KOSAN BIOSCIENCES, INC.

                                       AND

                     ORTHO-MCNEIL PHARMACEUTICAL CORPORATION

                                       AND

              THE R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE

                               September 28, 1998

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----

ARTICLE 1 -- DEFINITIONS                                                                                        -2-

ARTICLE 2 -- RESEARCH                                                                                          -11-

ARTICLE 3 -- SCREENING BY LICENSEE                                                                             -19-

ARTICLE 4 -- LICENSES                                                                                          -24-

ARTICLE 5 -- DEVELOPMENT AND COMMERCIALIZATION                                                                 -29-

ARTICLE 6 -- LICENSE FEES AND MILESTONE PAYMENTS                                                               -32-

ARTICLE 7 -- ROYALTIES, RECORDS AND REPORTS                                                                    -34-

ARTICLE 8 -- SUPPLY OF PRODUCTS                                                                                -37-

ARTICLE 9 -- CONFIDENTIALITY                                                                                   -38-

ARTICLE 10 -- REGULATORY MATTERS                                                                               -40-

ARTICLE 11 -- PATENT INFRINGEMENT                                                                              -41-

ARTICLE 12 -- INTELLECTUAL PROPERTY                                                                            -42-

ARTICLE 13 -- PUBLICITY                                                                                        -45-

ARTICLE 14 -- WARRANTIES AND REPRESENTATIONS                                                                   -45-

ARTICLE 15 -- STANFORD LICENSE                                                                                 -47-

ARTICLE 16 -- TRADEMARKS                                                                                       -47-

ARTICLE 17 -- INDEMNIFICATION                                                                                  -48-



ARTICLE 18 -- BANKRUPTCY                                                                                       -49-

ARTICLE 19 -- TERM AND TERMINATION                                                                             -49-

ARTICLE 20 -- ASSIGNMENT                                                                                       -53-

ARTICLE 21 -- DISPUTE RESOLUTION                                                                               -54-

ARTICLE 22 -- MISCELLANEOUS                                                                                    -57-

                         RESEARCH AND LICENSE AGREEMENT

         This RESEARCH AND LICENSE AGREEMENT (hereinafter called the "AGREEMENT"), made as of September 28, 1998 by and between KOSAN BIOSCIENCES, INC., a corporation organized under California law having its principal office at 1450 Rollins Road, Burlingame, California 94010 (hereinafter called "KOSAN");

         ON THE ONE HAND, AND:

         ORTHO-MCNEIL PHARMACEUTICAL, INCORPORATED (hereinafter called "ORTHO"), a company organized under Delaware law, having its principal office at U.S. Route 202, Raritan, New Jersey 08869; and

         the R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE (hereinafter called "RWJPRI"), a division of Ortho-McNeil Pharmaceutical, Incorporated, having its principal office at U.S. Route 202, Raritan, New Jersey 08869 (ORTHO and RWJPRI hereinafter collectively called "LICENSEE")

         ON THE OTHER HAND,

WITNESSETH:

         A. WHEREAS, KOSAN has an on-going RESEARCH PROGRAM in the FIELD (as defined below) and has developed certain technology useful in the FIELD to which it has the right to grant licenses;

         B. WHEREAS, patent applications have been filed in the name of KOSAN in the United States and other territories for the granting of letters patent relating to certain polyketides which may have activity within the FIELD;

         C. WHEREAS, LICENSEE has been engaged in research efforts focused on the development of new antibacterials and has certain research, development and commercialization capabilities in the FIELD;

         D. WHEREAS, KOSAN and RWJPRI desire to engage in collaborative research to conduct a drug discovery program as generally described in the RESEARCH PLAN attached hereto as Exhibit A;

         E. WHEREAS, LICENSEE is prepared to undertake a program for the development, manufacture and sale of PRODUCTS developed from the collaborative research, provided that LICENSEE is able to obtain a license under the KOSAN PATENT RIGHTS and KOSAN KNOW-HOW (as hereinafter defined) with exclusivity to protect its investment in such program;

         F. WHEREAS, KOSAN recognizes that LICENSEE requires such a license in order to justify the investment in funding and personnel needed to develop and market products developed from the collaborative research and is willing to grant such rights.

         NOW, THEREFORE, in consideration of the premises and the performance of the covenants herein contained, IT IS AGREED AS FOLLOWS:

ARTICLE 1 -- DEFINITIONS

         For the purposes of this AGREEMENT and solely for such purposes, the terms hereinafter set forth shall have the following respective meanings:

         1.1 "AFFILIATE" or "AFFILIATES" shall mean any corporation(s) or organization(s) which directly or indirectly CONTROLS, is (are) CONTROLLED by, or is (are) under common CONTROL with LICENSEE or KOSAN.

         1.2 "ANTIBIOTIC ACTIVITY" shall mean bactericidal or bacteristatic activity.

         1.3 "ANTI-INFLAMMATORY ACTIVITY" shall mean [**].

         1.4 "AROMATIC POLYKETIDE" shall mean [**].

         1.5 "BULK PRODUCT" shall mean the purified active ingredient, or purified intermediate for manufacture of any PRODUCT, as the case may be, in bulk form.

         1.6 "CLOSE STRUCTURAL ANALOG" shall mean, with respect to a [**] which is designated a LICENSED COMPOUND pursuant to Section 3.5, another [**] , as the case may be, which (i) is claimed in a patent application or patent within the PATENT RIGHTS which claims the applicable LICENSED COMPOUND, and is in the same chemical genus as the applicable LICENSED COMPOUND and (ii) has activity against the same molecular target as the LICENSED COMPOUND, which activity shall be (x) if activity other than [**], at a level agreed by the parties at the time the corresponding [**]

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

[**] is designated a LICENSED COMPOUND, or (y) if [**], shall be at the level specified in the RESEARCH PLAN, at the time the corresponding [**] is designated a LICENSED COMPOUND.

         1.7 "COMMITTED FTEs" shall mean, with respect to a particular PROJECT, those KOSAN FTEs for which LICENSEE will provide RESEARCH FUNDING as set forth in the RESEARCH PLAN to conduct such PROJECT until the applicable DECISION POINT for such PROJECT as set forth in Section 2.6.

         1.8 "CONTINGENT FTEs" shall mean, with respect to a particular PROJECT, those KOSAN FTEs for which LICENSEE will provide RESEARCH FUNDING as set forth in the RESEARCH PLAN to conduct CONTINGENT WORK for such PROJECT if the LICENSEE makes a GO DECISION at the applicable DECISION POINT(s), or otherwise elects to proceed with the CONTINGENT WORK for such PROJECT as set forth in Section 2.6.

         1.9 "CONTINGENT WORK" shall mean research conducted by CONTINGENT FTEs.

         1.10 "CONTRACT YEAR" shall mean any twelve (12) consecutive month period beginning with the EFFECTIVE DATE of the AGREEMENT.

         1.11 "CONTROL", "CONTROL(S)" or "CONTROLLED" shall refer to direct or indirect beneficial ownership of at least fifty percent (50%) of the voting stock of a corporation or other business entity, or a fifty percent (50%) or greater interest in the income of such corporation or other business entity, or the power to direct or cause the direction of the management or policies of such corporation or other business entity whether by ownership of voting securities, by contract or otherwise, or such other relationship as, in fact, constitutes actual control.

         1.12 "CPI" shall mean the Consumer Price Index, All Urban Consumers, as published by the U.S. Bureau of Labor Statistics.

         1.13 "DECISION POINT(S)" shall mean with respect to a particular PROJECT, the point at which LICENSEE must elect by notice to KOSAN to provide for funding the CONTINGENT WORK for such PROJECT (a "GO DECISION"), or discontinue the PROJECT and not support further research with respect to such PROJECT (a "NO-GO DECISION"), subject to Section 2.6.3.

         1.14 "DERIVATIVE" shall mean a compound which (i) results from a chemical synthesis program based on a LICENSED COMPOUND, or (ii) is based on structure-function data derived from one or more LICENSED COMPOUNDS, which data is not in the public

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

domain as a result of a disclosure (x) by a THIRD PARTY, (y) by KOSAN (solely or jointly with LICENSEE), or (z) in a patent application owned solely by LICENSEE, in each case prior to the time the applicable compound is synthesized or acquired, or (iii) is synthesized or acquired by LICENSEE using KOSAN KNOW-HOW or KOSAN PATENT RIGHTS or any biological materials provided to LICENSEE by KOSAN or any progeny or derivative thereof, or (iv) is claimed or contained within a chemical genus, as defined in any issued VALID CLAIM within the PATENT RIGHTS, or in a VALID CLAIM within the PATENT RIGHTS of a pending application for such a patent which application is being prosecuted in good faith, and as to which one member of such chemical genus is within (i), (ii) or (iii) above. For purposes of determining whether a given composition is a DERIVATIVE, it is understood that a compound which meets one or more of the foregoing criteria and is discovered, identified, synthesized or acquired on or before the CUTOFF DATE, shall be included as a DERIVATIVE notwithstanding whether the composition was identified by LICENSEE as being active after the end of the RESEARCH PROGRAM. For purposes of this
Section 1.14, the CUTOFF DATE shall mean: (i) if the RESEARCH PROGRAM continues for at least two (2) years, the date two (2) years after the end of the NON-EXCLUSIVE SCREENING PERIOD, (ii) if the EXCLUSIVE SCREENING PERIOD and the NON-EXCLUSIVE SCREENING PERIOD terminate pursuant to Section 19.1.3, the date two (2) years after the effective date of any such termination, and
(iii) if the entire AGREEMENT terminates prior to the second anniversary of the EFFECTIVE DATE, the date two years after the effective date of any such termination. "DERIVATIVE" shall include any compound synthesized based on, or derived from, another DERIVATIVE, as described in subsections (i) through
(iv) above. Notwithstanding the above, DERIVATIVE shall not include any compound which is conceived and synthesized by or on behalf of LICENSEE after the CUTOFF DATE, unless such compound is within the scope of a patent within the KOSAN PATENT RIGHTS or RWJPRI PATENT RIGHTS which (i) was issued as of the CUTOFF DATE, or (ii) issued from a patent application pending as of the CUTOFF DATE (or a division or continuation of such an application), and issued after such date.

         1.15 "DESIGNATION NOTICE" shall have the meaning set forth in Section 3.5.

         1.16 "DEVELOPMENT" shall mean all work involved in STAGES O, I, II, and III for a PRODUCT in any country or territory.

         1.17 "DEVELOPMENT PLAN" shall mean the plan for DEVELOPMENT of a PRODUCT pursuant to Article 5.

         1.18 "EFFECTIVE DATE" shall mean the date at the head of this AGREEMENT.

         1.19 "EXCLUDED TECHNOLOGY" shall mean any intellectual property owned or controlled by KOSAN or its AFFILIATES relating to the creation, or generation of polyketides or their genes, the practice of combinatorial biosynthesis or cell-free enzymatic synthesis to make polyketides or other modular enzyme [**]

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

produced compounds. It is understood that EXCLUDED TECHNOLOGY shall not include intellectual property necessary for RWJPRI to make chemical modifications of the MACROLIDE scaffolds prepared by KOSAN or for RWJPRI to otherwise carry out its activities pursuant to the RESEARCH PLAN during the RESEARCH TERM, to conduct process development and strain selection research with cells provided to RWJPRI by KOSAN for the production of MACROLIDES and/or AROMATIC POLYKETIDES, to produce LICENSED PRODUCTS for DEVELOPMENT and commercialization purposes, and to characterize, evaluate and test such LICENSED PRODUCTS.

         1.20 "EXCLUSIVE SCREENING PERIOD" shall mean the period commencing on the EFFECTIVE DATE and ending one (1) year after the end of the RESEARCH PROGRAM.

         1.21 "FDA" shall mean the United States Food and Drug Administration.

         1.22 "FIELD" shall mean the treatment of bacterial infections for all human and animal pharmaceutical applications.

         1.23 "FINISHED PRODUCT" shall mean the finished pharmaceutical form, in any formulation, of a PRODUCT packaged for sale to a THIRD PARTY.

         1.24 "FTE" shall mean a full time scientific person with appropriate academic credentials and training dedicated to the RESEARCH PROGRAM or in the case of less than a full-time dedicated scientific person, a full-time, equivalent scientific person year (based upon a total of fifty-two (52) weeks or two thousand eighty (2080) hours per year, with the foregoing including all working days and vacations, paid holidays, sick days, etc., consistent with KOSAN's normal business practices) of scientific work, on or directly related to the RESEARCH, carried out by such a person. Included are research scientists (Ph.D. or equivalent) and their associates (MS or BS). Excluded are project management personnel, administrative facilities support, general information and computer support, laboratory support and other internal or external support personnel involved in the RESEARCH PROGRAM.

         1.25 "IND" shall mean an Investigational New Drug Application filed pursuant to the requirements of the FDA as more fully defined in 21 C.F.R.
Section 312.3 or its equivalent in any MAJOR MARKET COUNTRY or in the European Economic Community.

         1.26 "JDAC" shall mean the Joint Development Advisory Committee described in Section 5.1.1 below.

         1.27 "JRC" shall mean the Joint Research Committee described in Section
2.3.1 below.

         1.28 "KNOW-HOW" shall mean all information, not generally known to the public, including techniques and data, including but not limited to, screens, models, methods, assays,

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

inventions, discoveries, trade secrets, improvements, and technical information, together with all experience, data, formulas, procedures and results, and including all chemical, pharmacological, toxicological, clinical, analytical and quality control data, in each case, which is necessary or materially useful in the development, manufacturing or use of LICENSED COMPOUNDS or PRODUCTS. Notwithstanding the foregoing, KNOW-HOW shall not include any biological materials or the subject matter covered by any published patent or patent application.

         1.29 "KOSAN KNOW-HOW" shall mean all KNOW-HOW which (i) KOSAN owns as of the EFFECTIVE DATE, and which relates to the FIELD, or (ii) is developed by KOSAN in performance of the RESEARCH PROGRAM during the RESEARCH TERM. It is understood and agreed that the KOSAN KNOW-HOW shall not include any EXCLUDED TECHNOLOGY.

         1.30 "KOSAN PATENT RIGHTS" shall mean (i) the patents and patent applications identified in Exhibit C hereof, and in respect of such letters patent, and patent applications, all corresponding Patent Co-operation Treaty applications, European Patent Convention applications or applications under similar administrative international conventions and corresponding national patents and patent applications, together with any divisional, continuation, (but not a continuation-in-part except to the extent described in (ii) or (iii) below), substitution, reissue, extension, supplementary protection certificate or other application based thereon; and (ii) other patents or patent applications to the extent they disclose and claim inventions made by KOSAN in performance of the RESEARCH PROGRAM, and (iii) any other patents or patent applications containing one or more claims covering the manufacture, use or sale of a PRODUCT to the extent such patents or patent applications disclose and claim inventions made by KOSAN during the EXCLUSIVE SCREENING PERIOD, in each case, which is necessary or materially useful for the development, manufacture or use of LICENSED COMPOUNDS or PRODUCTS, and which KOSAN has rights to grant licenses to (e.g., have not been developed in the course of an exclusive collaboration with a THIRD PARTY or exclusively licensed to a THIRD PARTY). It is understood and agreed that the KOSAN PATENT RIGHTS shall not include any EXCLUDED TECHNOLOGY.

         1.31 "LICENSED COMPOUND" shall mean a particular MACROLIDE or AROMATIC POLYKETIDE, as the case may be, with respect to which RWJPRI has provided a DESIGNATION NOTICE and acquired an exclusive license pursuant to
Section 3.5. For purposes of this AGREEMENT, each CLOSE STRUCTURAL ANALOG of any such LICENSED COMPOUND shall also be deemed to be a LICENSED COMPOUND.

         1.32 "MACROLIDE(S)" shall mean [**] polyketide [**] polyketide [**], in each case, which are actually

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

utilized in connection with the RESEARCH PROGRAM that (i) exist in KOSAN's proprietary compound library as of the EFFECTIVE DATE; or (ii) are synthesized or acquired by or on behalf of KOSAN or LICENSEE in connection with the RESEARCH PROGRAM.

         1.33 "MAJOR MARKET COUNTRY" shall mean each of the United States, United Kingdom, Germany, France, Italy, Spain or Japan.

         1.34 "MARKETING AUTHORIZATION" shall mean all allowances and approvals (including pricing and reimbursement approvals) granted by the appropriate federal, state and local regulatory agencies, departments, bureaus or other governmental entities within a country necessary to market and SELL PRODUCT.

         1.35 "MOTILIDE ACTIVITY" shall mean [**].

         1.36 "NCE" shall mean a MACROLIDE which has ANTIBIOTIC ACTIVITY in accordance with criteria set forth in the RESEARCH PLAN.

         1.37 "NDA" shall mean a New Drug Application and any supplements filed pursuant to the requirements of the FDA, including all documents, data and other information concerning the PRODUCT which are necessary for or included in, FDA approval to market such PRODUCT as more fully defined in 21 C.F.R. section
314.50 ET SEQ., as well as equivalent submissions to the appropriate health authorities in other countries.

         1.38 "NET SALES" shall mean the revenue billed by ORTHO or an AFFILIATE or SUBLICENSEE from the sale of PRODUCTS to independent THIRD PARTIES, less the following amounts: (i) discounts, including cash discounts, or rebates, including rebates to governmental agencies such as Medicaid rebates and the like, actually allowed or granted, (ii) credits or allowances actually granted upon claims or returns regardless of the party requesting the return, (iii) freight charges paid for delivery, (iv) taxes or other governmental charges levied on or measured by the billed amount, when included in billing, as adjusted for rebates and refunds, and (v) provisions for uncollectible amounts determined in accordance with U.S. Generally Accepted Accounting Practices, consistently applied to all products of the selling party. A "sale" shall include any transfer or other disposition for consideration, and NET SALES shall include the fair market value of all other consideration received by LICENSEE or its AFFILIATES or SUBLICENSEES in respect of any grant of rights to make, use, sell or otherwise distribute PRODUCTS, whether such consideration is in cash, payment in kind, exchange or another form.

In the case of discounts on "bundles" of products or services which include PRODUCTS, ORTHO may with notice to KOSAN calculate NET SALES by discounting the bona fide list

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

price of a PRODUCT by the average percentage discount of all products of ORTHO and/or its AFFILIATES or SUBLICENSEES in a particular "bundle", calculated as follows:

                              Average percentage
                              discount on a            =         (1 - A/B) x 100
                              particular "bundle"

where A equals the total discounted price of a particular "bundle" of products, and B equals the sum of the undiscounted bona fide list prices of each unit of every product in such "bundle." ORTHO shall provide KOSAN documentation, reasonably acceptable to KOSAN, establishing such average discount with respect to each "bundle." If ORTHO cannot so establish the average discount of a "bundle", NET SALES shall be based on the undiscounted list price of the PRODUCT in the "bundle." If a PRODUCT in a "bundle" is not sold separately and no bona fide list price exists for such PRODUCT, the parties shall negotiate in good faith an imputed list price for such PRODUCT, and NET SALES with respect thereto shall be based on such imputed list price.

In the event that PRODUCTS are sold in the form of combination products containing one or more active ingredients other than the PRODUCT, NET SALES for such combination products will be calculated by multiplying actual NET SALES of such combination products by the fraction A/(A+B) where A is the invoice price of the PRODUCT if sold separately, and B is the total invoice price of any other active component or components in the combination, if sold separately by LICENSEE or an AFFILIATE OR SUBLICENSEE.

If on a country-by-country basis the other active component or components in the combination are not sold separately in said country by the LICENSEE or an AFFILIATE or SUBLICENSEE, NET SALES, for the purpose of determining royalties on the combination products shall be calculated by multiplying actual NET SALES of such combination products by the fraction A/C where A is the invoice price of the PRODUCT if sold separately and C is the invoice price of the combination product.

If on a country-by-country basis neither the PRODUCT nor the combination product is sold separately in said country by the LICENSEE or an AFFILIATE or SUBLICENSEE, NET SALES for purposes of determining royalties on the combination products shall be reasonably allocated between the LICENSED PRODUCT and the other active components based on their relative value as determined by the parties in good faith.

         1.39 "NON-EXCLUSIVE SCREENING PERIOD" shall mean the period commencing on the EFFECTIVE DATE and continuing until three (3) years after the end of the EXCLUSIVE SCREENING PERIOD.

         1.40 "PATENT RIGHTS" shall mean all United States and foreign patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revalidations and patents of addition) and patent applications (including, without limitation, all continuations, continuations-in-part and divisions thereof) in each case, claiming an invention which is necessary or useful for the design, development, testing, use, manufacture or sale of LICENSED COMPOUNDS or PRODUCTS.

         1.41 "PHASE I", "PHASE II", and "PHASE III" shall mean Phase I (or Phase I/II), Phase II, and Phase III clinical trials, respectively, in each case as prescribed by the regulations of the applicable government agency or other regulatory entity.

         1.42 "PRODUCT" shall mean any pharmaceutical product containing a LICENSED COMPOUND or a DERIVATIVE thereof which is selected for DEVELOPMENT and/or marketing by LICENSEE or its AFFILIATES or SUBLICENSEES.

         1.43 "PROJECT" shall mean each of the Fast Track Project and the SAR Project.

         1.44 "RESEARCH FUNDING" shall mean the funding to be paid by RWJPRI to KOSAN for the conduct of the RESEARCH PROGRAM.

         1.45 "RESEARCH PLAN" shall have the meaning described in Section 2.2 hereof and shall be attached as Exhibit A.

         1.46 "RESEARCH PROGRAM" shall mean all research and development performed in the course of performing the PROJECTS pursuant to the RESEARCH PLAN during the RESEARCH TERM.

         1.47 "RESEARCH TERM" shall mean the period set forth in Section 2.5 hereunder, unless this AGREEMENT or the RESEARCH TERM is earlier terminated under Article 19 below.

         1.48 "RESERVED COMPOUND" shall mean a MACROLIDE with ANTIBIOTIC ACTIVITY that is designated by RWJPRI pursuant to Section 3.5.6 below.

         1.49 "RWJPRI KNOW-HOW" shall mean such KNOW-HOW which RWJPRI or ORTHO or its AFFILIATE discloses to KOSAN under this AGREEMENT.

         1.50 "RWJPRI PATENT RIGHTS" shall mean any patents and patent applications, including all corresponding Patent Co-operation Treaty applications, European Patent Convention applications or applications under similar administrative international conventions, and corresponding national patents and patent applications, together with any divisional, continuation, continuation-in-part, substitution, reissue, extension, supplementary protection

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

certificate or other application based thereon, owned or controlled by LICENSEE or its AFFILIATES, and to which LICENSEE or its AFFILIATES has the ability to grant a license or sublicense to without violating the terms of any agreement with any THIRD PARTY.

         1.51 "SELLER" shall mean one who SELLS.

         1.52 "SOLD," "SALE," "SALES," "SELL," "SELLING" and "SELLS" shall refer to the act of selling or disposing of for value.

         1.53 "STAGE O" shall mean that portion of the DEVELOPMENT program which starts with the selection of a LICENSED COMPOUND for development into a PRODUCT under Article 5 hereunder and which generally provides for toxicological and pharmacological studies as well as drug substance and drug product formulation and manufacturing development necessary to obtain the permission of regulatory authorities to begin and continue human clinical testing.

         1.54 "STAGE I" shall mean that portion of the DEVELOPMENT program which provides for the first introduction into humans of a PRODUCT with the purpose of determining safety, metabolism, absorption, elimination and other pharmacological action in humans as well as additional development work on animal toxicity, metabolism, drug substance and drug product formulation and manufacturing development to ensure continuation of human clinical testing.

         1.55 "STAGE II" shall mean that portion of the DEVELOPMENT PROGRAM which provides for the initial trials of PRODUCT on a limited number of patients for the purposes of determining dose and evaluating safety and preliminary efficacy data in the proposed therapeutic indication as well as additional development work on animal toxicity, metabolism, drug substance and drug product formulation and manufacturing development to ensure continuation of human clinical testing.

         1.56 "STAGE III" shall mean that portion of the DEVELOPMENT PROGRAM which provides for continued trials of PRODUCT on sufficient numbers of patients to establish the safety and efficacy of a PRODUCT to support MARKETING AUTHORIZATION in the proposed indication. In addition, all other development work on animal toxicity, metabolism, drug substance and drug product formulation and manufacturing development will be finalized in STAGE III.

         1.57 "STANFORD LICENSE" shall mean that certain License Agreement effective as of March 11, 1996, as amended March 31, 1996, entered by and between KOSAN and the Board of Trustees of Leland Stanford Jr.
University.

         1.58 "SUBLICENSEE" shall mean, with respect to a particular PRODUCT, a THIRD PARTY to whom LICENSEE has granted a licensee or sublicense to make and sell such PRODUCT. As used in this AGREEMENT, "SUBLICENSEE" shall also include a THIRD PARTY to whom LICENSEE has granted the right to distribute such PRODUCT, provided that such THIRD PARTY is responsible for marketing or promoting such PRODUCTS within the applicable territory.

         1.59 "THIRD PARTY" shall mean any party other than KOSAN or LICENSEE or AFFILIATES of either of them.

         1.60 "USE," "USES" and "USED" shall refer to the act of using for any commercial purposes whatsoever.

         1.61 "VALID CLAIM" shall mean a claim of an issued, unexpired patent, or a claim being prosecuted in a pending patent application, in each case, which is within the PATENT RIGHTS. A claim of an issued, unexpired patent shall be presumed to be valid unless and until it has been held to be invalid by a final judgement of a court of competent jurisdiction from which no appeal can be or is taken. For the purposes of royalty determination and payment under Article 6 hereof, any claim being prosecuted in a pending patent application for a period of up to five (5) years from the filing date of such application shall be deemed to a VALID CLAIM, provided, that each claim in such an application shall again become a VALID CLAIM when and if a patent issues thereon.

ARTICLE 2 -- RESEARCH

         2.1 RESEARCH PROGRAM. Subject to the terms and conditions herein, KOSAN hereby agrees to conduct the RESEARCH PROGRAM in collaboration with RWJPRI with a goal of discovering, identifying and synthesizing LICENSED COMPOUNDS for DEVELOPMENT by RWJPRI into one or more PRODUCTS for commercialization by ORTHO, an AFFILIATE or SUBLICENSEE.

         2.2 RESEARCH PLAN. The RESEARCH PROGRAM shall be conducted in accordance with the overall RESEARCH PLAN attached hereto as Exhibit A, as may be amended from time to time with the agreement of the parties.

         2.3      MANAGEMENT.

                  2.3.1 JRC. The parties shall establish a Joint Research Committee ("JRC") within thirty (30) days of the EFFECTIVE DATE to administer the RESEARCH PROGRAM. Each party shall present one consolidated view and have one vote on any issue. All decisions of the JRC must be unanimous.

                  2.3.2 MEMBERSHIP. The JRC shall include three (3) representatives of each of LICENSEE and KOSAN, each Party's members selected by that party. KOSAN and LICENSEE may each replace its JRC representatives at any time, upon written notice to the other party. From time to time, the JRC may establish subcommittees, to oversee particular projects or activities, and such subcommittees will be constituted as the JRC agrees.

                  2.3.3 MEETINGS; MINUTES. During the EXCLUSIVE SCREENING PERIOD, the JRC shall meet at least quarterly, or more frequently as agreed by the parties, at such locations as the parties agree, and will otherwise communicate regularly by telephone, electronic mail, facsimile and/or video conference. With the consent of the parties, other representatives of KOSAN or LICENSEE may attend JRC meetings as nonvoting observers. Each party shall be responsible for all of its own expenses associated with attendance of such meetings. The first meeting of the JRC shall occur within forty-five (45) days after the EFFECTIVE DATE. The JRC shall prepare written minutes of each JRC meeting and a written record of all JRC decisions, whether made at a JRC meeting or otherwise. A written record shall be provided to each party by the presenting party of all materials presented at meetings of the JRC.

                  2.3.4 FUNCTIONS OF THE JRC. The JRC shall be responsible for managing the RESEARCH PROGRAM. In carrying out this function, the JRC will:

                           (i) oversee directed research activities to be
undertaken under the RESEARCH PROGRAM in accordance with the RESEARCH PLAN, which will specify the details by which the parties will conduct the Research;

                           (ii) review progress of the RESEARCH PROGRAM, revise
the RESEARCH PLAN as it deems appropriate, set priorities for research activities, review results achieved, and provide general guidance to assist the overall program in meeting its objective of fostering successful identification of LICENSED COMPOUNDS for DEVELOPMENT by RWJPRI;

                           (iii) advise RWJPRI regarding the selection of
LICENSED COMPOUNDS for full DEVELOPMENT under Article 5;

                           (iv) attempt to settle disputes or disagreements
between the parties regarding the performance of the RESEARCH PROGRAM hereunder;

                           (v) approve any material agreements with THIRD
PARTIES to be made by KOSAN related to performance of the RESEARCH PROGRAM under this AGREEMENT; and

                           (vi) perform such other functions as are appropriate
to further the purposes of this AGREEMENT as determined by the parties.

                  2.3.5 DISPUTE RESOLUTION. If the JRC fails to reach unanimous agreement on any issue being considered by the JRC, and which after a reasonable amount of discussion between the JRC representatives of RWJPRI and KOSAN cannot be resolved, the issue will be referred to the Chief Executive Officer of KOSAN and the Vice President, Drug Discovery, RWJPRI, for resolution. If there is no resolution of the issue at that level, and the issue pertains to the RESEARCH PLAN, the status quo as reflected in the last previous approved RESEARCH PLAN shall remain in effect. If the issue pertains to making a Go/No-GO DECISION for a given PROJECT, RWJPRI shall make the final determination.

                  2.3.6 INFORMATION AND ACCESS. KOSAN and RWJPRI shall provide the JRC, its members and authorized representatives with reasonable access during regular business hours to all records and documents relating to the performance of this AGREEMENT which it reasonably may request in order to perform its obligations hereunder; provided that if such documents are under a bona fide obligation of confidentiality to a THIRD PARTY, KOSAN or RWJPRI, as the case may be, may withhold access thereto to the extent necessary to satisfy such obligation.

         2.4      RESPONSIBILITIES.

                  2.4.1 REASONABLE EFFORTS. RWJPRI and KOSAN shall each use reasonable efforts to conduct the RESEARCH PROGRAM in a professional manner in accordance with the applicable RESEARCH PLAN within the time schedules contemplated therein.

                  2.4.2 RESOURCES. Each party agrees to commit the personnel, facilities, expertise and other resources necessary to perform its obligations under the RESEARCH PLAN; provided, however, that neither party warrants that the RESEARCH PROGRAM shall achieve any of the research objectives contemplated by them.

                  2.4.3 KOSAN RESEARCH EFFORTS. KOSAN agrees to commit to the RESEARCH PROGRAM such efforts as are specified in the RESEARCH PLAN, to maintain and utilize the scientific staff, laboratories, offices and other facilities consistent with such undertaking, and to reasonably cooperate with RWJPRI in the conduct of the RESEARCH PROGRAM. KOSAN agrees that, on average for each twelve
(12) month period during the RESEARCH TERM, KOSAN shall dedicate FTEs to each phase of each PROJECT and the RESEARCH PROGRAM as specified the RESEARCH PLAN.

                  2.4.4 SUBCONTRACTORS. KOSAN may have work performed by THIRD PARTY collaborators as provided in the RESEARCH PLAN or otherwise approved by the JRC.

                  2.4.5    INFORMATION AND REPORTS.

                           (a)      DISCLOSURES.

                                    (i) Each party will make available and
use all reasonable efforts to disclose to the other party the information necessary to conduct the other party's responsibilities under the RESEARCH PLAN and all KNOW-HOW relating to (a) MACROLIDES which are RESERVED COMPOUNDS, and (b) all MACROLIDES and AROMATIC POLYKETIDES that are designated as LICENSED COMPOUNDS, and (c) the activity of such MACROLIDES and AROMATIC POLYKETIDES, including information regarding compounds synthesized or discovered, initial leads, activities of leads, derivatives, results of IN VITRO and IN VIVO studies, assay techniques and new assays. Significant discoveries or advances shall be communicated as soon as practical after such KNOW-HOW is obtained or its significance is appreciated.

                                    (ii) Subject to its obligations to THIRD
PARTIES, KOSAN will make available and use all reasonable efforts to disclose to RWJPRI KNOW-HOW necessary for RWJPRI to make chemical modifications of the MACROLIDE scaffolds provided by KOSAN to RWJPRI in accordance with the RESEARCH PLAN, to conduct process development and strain selection research with respect to LICENSED COMPOUNDS, to make PRODUCTS for DEVELOPMENT and commercialization purposes, to characterize, evaluate and test such PRODUCTS and to otherwise carry out its activities pursuant to the RESEARCH PLAN and DEVELOPMENT PLAN.

                                    (iii) RWJPRI will make available and use
all reasonable efforts to disclose to KOSAN such RWJPRI KNOW-HOW necessary or materially useful in evaluating MACROLIDES, AROMATIC POLYKETIDES and DERIVATIVES of the preceding.

                           (b) REPORTS. The JRC shall periodically and not less
often than semiannually during the RESEARCH TERM, request and the parties shall have the obligation to prepare and provide to the JRC, written reports summarizing the progress of the research performed by or sponsored by the parties pursuant to the RESEARCH PLAN during the preceding half-year. In addition, the parties will exchange at least quarterly verbal or written reports presenting a meaningful summary of their activities performed in connection with the RESEARCH PROGRAM.

                           (c) PROJECT COORDINATOR. Each party shall designate a
single project coordinator whose duties shall be to oversee matters arising under the provisions of this AGREEMENT and to facilitate the communication of research results. Such project coordinator shall be responsible for day-to-day worldwide coordination of the RESEARCH PROGRAM and will serve to facilitate communication between the parties relating to the RESEARCH PROGRAM. Each party may change its designated project coordinator upon notice to the other party.

                           (d) RECORDS. Personnel working on the RESEARCH
PROGRAM shall use all reasonable efforts to make accurate laboratory notebook records of the RESEARCH

PROGRAM in a manner suitable for use in United States patent prosecution and litigation. Each party shall be permitted to review such laboratory notebooks and records at any reasonable time and to obtain copies thereof for further review by the other party. Each party shall make reasonable effort to safeguard such notes and records against theft and loss by fire, flood or other damage.

                           (e) ASSIGNMENT AGREEMENTS. To the extent permitted by
applicable law, KOSAN shall require all persons, agents, contractors, and consultants employed or retained by KOSAN to work on the RESEARCH PROGRAM, prior to beginning such employment, to be bound in writing to (i) assign to KOSAN all rights, title and interest in and to any ideas, discoveries, improvements, inventions, KNOW-HOW, patents, patent applications, and the like which were made or conceived in performing the RESEARCH PROGRAM, and to sign all documents and give lawful assistance necessary for filing, and defending patents, and patent applications in all countries, whether such filing is by KOSAN, or designees or assignees thereof, and (ii) to be bound in writing to provisions of confidentiality substantially similar to those of Article 9 hereof.

         2.5 RESEARCH TERM. The RESEARCH PROGRAM shall commence on the EFFECTIVE DATE and continue for two (2) years thereafter (such period and any extension thereof referred to as the "RESEARCH TERM"). The RESEARCH TERM may be extended as follows: (i) the RESEARCH TERM shall automatically be emended to include any CONTINGENT WORK undertaken by the parties pursuant to Section 2.6.4; (ii) RWJPRI shall have the one-time option, exercisable by written notice to KOSAN not later than ninety (90) days prior to the expiration of the then-current RESEARCH TERM, to extend the RESEARCH TERM for one additional period of up to six (6) months at the level of funding and FTE rate applicable to the preceding six (6) month period, unless otherwise agreed by the JRC; and (iii) the RESEARCH PROGRAM may be extended by mutual written agreement of KOSAN and LICENSEE.

         2.6      GO/NO-GO DECISIONS.

                  2.6.1 RESEARCH FUNDING. At each DECISION POINT for each PROJECT, RWJPRI shall have the right to elect whether to proceed with the CONTINGENT WORK for such PROJECT consequent to such DECISION POINT. It is understood and agreed that RWJPRI must provide RESEARCH FUNDING as set forth in the RESEARCH PLAN until at least the second anniversary of the EFFECTIVE DATE subject to the provisions of Article 19. RWJPRI shall provide RESEARCH FUNDING (i) for the Fast Track PROJECT, until the earlier of (a) identification of a MACROLIDE as an NCE in the Fast Track PROJECT ("N1" in Exhibit A) or (b) twelve (12) months from the EFFECTIVE DATE, and (ii) for the SAR PROJECT, until the earlier of (x) identification of [**] MACROLIDES as NCEs in the SAR PROJECT ("N2" and "N3" in Exhibit A) or (y) twenty-four
(24) months from the EFFECTIVE DATE.

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                  2.6.2 DECISION POINTS. The DECISION POINTS for the PROJECTS will be as follows:


                  PROJECT               DECISION EVENTS                      DECISION TIME
                  -------               ---------------                      -------------
                  Fast Track            Identification of a Macrolide        15 months from the
                                        as an NCE ("N1" in                   EFFECTIVE DATE
                                        Exhibit A)

                  SAR                   Identification of a Macrolide        24 months from the
                                        as an NCE ("N2" in                   EFFECTIVE DATE for "N2"
                                        Exhibit A)
                                        Identification of Macrolide          36 months from the
                                        as an NCE ("N3" in                   EFFECTIVE DATE for N3
                                        Exhibit A)

A DECISION POINT for a PROJECT shall occur upon the earlier of (i) the occurrence of the applicable Decision Event, or (ii) the applicable Decision Time; provided, at any time RWJPRI with notice to KOSAN may elect to proceed with the CONTINGENT WORK for either PROJECT, and in such case such election shall be deemed a GO DECISION, subject to Sections 2.6.4 and 2.7.4. Upon reaching a DECISION POINT, RWJPRI shall notify KOSAN whether RWJPRI wishes to proceed with the applicable CONTINGENT WORK.

                  2.6.3 EXTENSION OF DECISION POINTS. RWJPRI shall have the right to extend the DECISION POINT of the Fast Track PROJECT for [**]and/or the SAR PROJECT for [**], in each case, with at least [**] advance notice to KOSAN. In any such event, RWJPRI agrees to fund the applicable PROJECT during the extension period at the FTE level required under the RESEARCH PLAN for the [**] period preceding the applicable DECISION POINT, and any such extension shall constitute an extension of the RESEARCH TERM subject to
Section 2.5. The parties may, but shall have no obligation to, agree on additional extensions of the DECISION POINT(S) for each or both PROJECTS.

                  2.6.4 CONSEQUENCE OF A GO DECISION. In the event that a GO DECISION is made with respect to a particular PROJECT, the parties shall immediately commence the CONTINGENT WORK with respect to such PROJECT, and RWJPRI shall fund the CONTINGENT FTEs therefore for the periods set forth in the RESEARCH PLAN. In the event of a GO DECISION in the Fast Track PROJECT, then RWJPRI will provide further RESEARCH FUNDING for the Fast Track PROJECT for an [**]. In the event of a GO DECISION with respect to the first NCE ("N2") and/or second NCE ("N3") in the SAR PROJECT, then RWJPRI will provide further RESEARCH FUNDING for the SAR PROJECT for an [**] period for each NCE with respect to which there has been a GO DECISION.

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                  2.6.5 CONSEQUENCE OF A NO-GO DECISION. In the event that a NO-GO DECISION is made with respect to a particular PROJECT at a DECISION POINT for that PROJECT, that PROJECT shall terminate and cease to be part of the RESEARCH PROGRAM. In the event of termination of both research PROJECTS, LICENSEE's rights and license to the MACROLIDES made in such PROJECTS, and the corresponding intellectual property rights shall terminate concurrently, subject to RWJPRI's non-exclusive right pursuant to Section 3.2.1 to continue screening the MACROLIDES [**] MOTILIDE [**] ANTI-INFLAMMATORY ACTIVITIES other than ANTIBIOTIC ACTIVITY. In any such event, at KOSAN's request, RWJPRI shall grant to KOSAN an exclusive, worldwide, royalty-free license to RWJPRI's interest in any RWJPRI KNOW-HOW and RWJPRI PATENT RIGHTS to make, use and sell the MACROLIDES [**] CLOSE STRUCTURAL ANALOGS thereof conceived or reduced to practice in connection with such PROJECTS. Notwithstanding the foregoing, RWJPRI shall retain ownership of the RWJPRI PATENT RIGHTS and RWJPRI KNOW-HOW, and the right to practice the RWJPRI KNOW-HOW and RWJPRI PATENT RIGHTS to conduct internal research, and, subject to its obligations under this AGREEMENT, to make, use and sell compounds (other than the MACROLIDES [**] CLOSE STRUCTURAL ANALOGS that were conceived or reduced to practice in connection with the terminated PROJECTS, or their DERIVATIVES).

                  2.6.6 PROJECT MANAGEMENT. Each PROJECT shall be managed by the parties independently of the other PROJECT. DECISIONS impacting the continuation of any individual PROJECT (e.g., Go/No-GO DECISIONS with respect any given PROJECT) will not affect the continuation of the other PROJECT. So long as any one of the PROJECTS is on-going, the RESEARCH PROGRAM shall be deemed to be in effect.

         2.7      RESEARCH PROGRAM FUNDING.

                  2.7.1 FTE FUNDING. For the conduct of the RESEARCH PROGRAM by KOSAN, RWJPRI shall pay KOSAN RESEARCH FUNDING on an annualized FTE basis (FTE-years). FTE positions will be paid at an annual rate of $[**] per FTE during the [**] CONTRACT YEARS of the RESEARCH PROGRAM, and thereafter shall be revised annually to reflect increases in the CPI, using 1998 as the base year, according to the following formula:

         [**]

Where CPI is a fraction, the numerator of which is the difference between the Consumer Price Index (All Urban Consumers, U.S. City Average for All Items, with 1982-84 = 100) as of the last month of the research year immediately preceding the research year to be adjusted and the Consumer Price Index as of the last month before the EFFECTIVE DATE, and the denominator of which is the Consumer Price Index as of the last month before the EFFECTIVE DATE.

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                  2.7.2 TIMING OF PAYMENTS. Research funding shall be paid in four (4) equal quarterly installments during each Calendar Year, payable in advance on or about January 1, April 1, July 1, and October 1; provided that the first quarterly payment for the first CONTRACT YEAR shall be due ten (10) days after the EFFECTIVE DATE. Any payment for a portion of a quarter shall be made on a pro rata basis.

                  2.7.3 USE OF RESEARCH FUNDS. All funds provided by RWJPRI under this Section 2.7 shall be used by KOSAN in the conduct of the RESEARCH PROGRAM, except as expressly provided in Section 2.7.4. Subject to the approval of the JRC and minimum FTE commitments for each PROJECT set forth in the RESEARCH PLAN, RWJPRI-funded KOSAN FTE's may be used in either of the PROJECTS. RWJPRI shall be under no obligation to provide FTE support to KOSAN beyond the levels stated above except at RWJPRI's sole discretion. KOSAN shall have no obligation to expend any amount on the RESEARCH PROGRAM except the amounts paid by RWJPRI.

                  2.7.4 EARLY SUCCESS. In the event that an NCE is designated in the Fast Track Project and/or both NCEs are designated in the SAR Project, or RWJPRI elects to initiate the CONTINGENT WORK for either PROJECT prior to the applicable DECISION POINT, then within [**] RWJPRI shall pay to KOSAN any remaining FTE support allocated in the RESEARCH PLAN for such PROJECT for research which was to be conducted prior to the commencement of the applicable CONTINGENT WORK for the applicable PROJECT. KOSAN may, but shall have no obligation to, expend such amounts on the RESEARCH PROGRAM.

                  2.7.5 SUPPLIES AND EQUIPMENT. The purchase of any item including, but not limited to, equipment, materials and cell lines reasonably required by KOSAN to carry out the RESEARCH PROGRAM shall be paid for by KOSAN and shall be owned by KOSAN. KOSAN may, but shall not be required to, purchase items including, but not limited to, equipment, materials and cell lines that would be useful, but are not required by KOSAN to carry out the RESEARCH PROGRAM, and any such items shall be owned by KOSAN. With the approval of the JRC, such items may be purchased with RESEARCH FUNDING. RWJPRI shall inform KOSAN if it has equipment available which it believes would be useful for the conduct of the RESEARCH PROGRAM, and discuss with KOSAN the possible use of such equipment by KOSAN for such purpose.

                  2.7.6 THIRD PARTY LICENSES. In the event that KOSAN or LICENSEE becomes aware that it is necessary for KOSAN to acquire a license from any THIRD PARTY specifically for the conduct of the RESEARCH PROGRAM, such party shall inform the JRC, and the JRC shall discuss which party will be responsible for acquiring such license and how the costs of negotiating and preparing such license, as well as any payments thereunder, shall be allocated. Notwithstanding the above, it is understood that KOSAN shall be responsible for [**] due (i) under the STANFORD LICENSE, and (ii) to any THIRD PARTY for intellectual

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

property rights which are necessary for the practice by KOSAN of the KOSAN PATENT RIGHTS existing as of the EFFECTIVE DATE for the creation or preparation of MACROLIDES or AROMATIC POLYKETIDES, and which are within the scope of an issued patent or published patent application owned by a THIRD PARTY as of the EFFECTIVE DATE.

         2.8 AUDIT. KOSAN will maintain complete and accurate records which are relevant to its expenditure of Research funding provided to it by RWJPRI pursuant to Section 2.7 hereof. Such records shall be open during regular business hours for a period of [**] from creation of individual records for examination at RWJPRI's expense for the sole purpose of verifying that KOSAN has devoted to the RESEARCH PROGRAM the FTE's required by Section 2.4.3 above; provided however, that such right may not be exercised more than once in any calendar year. RWJPRI shall be entitled to a credit against future research payments or a refund in the event such audit reveals that the proper FTE's were not allocated in accordance with Section 2.4.3 above.

ARTICLE 3 -- SCREENING BY LICENSEE

         3.1      EXCLUSIVE SCREENING.

                  3.1.1 ANTIBIOTIC ACTIVITY. During the EXCLUSIVE SCREENING PERIOD, RWJPRI shall have the exclusive right to screen MACROLIDES provided by KOSAN for ANTIBIOTIC ACTIVITY in accordance with the RESEARCH PLAN. Until the termination of the EXCLUSIVE SCREENING PERIOD, KOSAN agrees that during the EXCLUSIVE SCREENING PERIOD (i) it shall not grant a THIRD PARTY the right to screen or develop the MACROLIDES or CLOSE STRUCTURAL ANALOGS for ANTIBIOTIC ACTIVITY, and (ii) except in connection with the RESEARCH PROGRAM, shall not itself screen or develop the MACROLIDES or CLOSE STRUCTURAL ANALOGS for ANTIBIOTIC ACTIVITY. Following the expiration of the EXCLUSIVE SCREENING PERIOD, KOSAN may screen and/or develop and allow others to screen the MACROLIDES for ANTIBIOTIC ACTIVITY; provided, that so long as LICENSEE retains rights hereunder to a particular LICENSED COMPOUND, KOSAN shall not grant any THIRD PARTY a license to such LICENSED COMPOUND or its CLOSE STRUCTURAL ANALOGS and, if reasonably feasible, will not provide such compounds to THIRD PARTIES for screening.

                  3.1.2 OTHER ACTIVITIES. On a MACROLIDE-by-MACROLIDE basis, KOSAN shall not (i) allow THIRD PARTIES to screen MACROLIDES provided to RWJPRI hereunder, or (ii) itself screen such MACROLIDES [**] ANTIBIOTIC ACTIVITY until [**] following the date that KOSAN delivers the applicable MACROLIDES to RWJPRI.

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

         3.2      NON-EXCLUSIVE SCREENING.

                  3.2.1 MACROLIDES. During the NON-EXCLUSIVE SCREENING PERIOD, RWJPRI and its AFFILIATES shall have the non-exclusive right to screen the MACROLIDES [**] in any biological test system for any therapeutic indication; provided, however, RWJPRI may not screen the MACROLIDES for MOTILIDE ACTIVITY and/or ANTI-INFLAMMATORY ACTIVITY until the [**] of the EFFECTIVE DATE and then only subject to the following conditions. If LICENSEE wishes to screen the MACROLIDES for MOTILIDE ACTIVITY and/or ANTI-INFLAMMATORY ACTIVITY, it shall provide KOSAN notice thereof by the [**] of the EFFECTIVE DATE, and by [**] KOSAN shall notify LICENSEE whether it has entered into an exclusive agreement with a THIRD PARTY for screening for such activities, or initiated research and development in such regard to such activities on its own behalf. If KOSAN has not entered into an exclusive agreement with a THIRD PARTY for screening for the relevant activity, or initiated research and development tin such regard to such activity on its own behalf as evidenced by prior written records, then RWJPRI may screen the MACROLIDES for MOTILIDE ACTIVITY and/or ANTI-INFLAMMATORY ACTIVITY, as the case may be, on a non-exclusive basis during the NON-EXCLUSIVE SCREENING PERIOD. To notify RWJPRI of targets relating to ANTI-INFLAMMATORY ACTIVITY, KOSAN may periodically provide LICENSEE notice of any targets which are reported in the scientific literature to be involved in inflammation.

                  3.2.2 AROMATIC POLYKETIDES. During the NON-EXCLUSIVE SCREENING PERIOD, RWJPRI shall have a non-exclusive right to screen the AROMATIC POLYKETIDES for any biological activity in any biological test system for any therapeutic indication.

         3.3      DELIVERY OF EXTRACTS AND CELLS.

                  3.3.1    MACROLIDES.

                           (a) During the EXCLUSIVE SCREENING PERIOD, KOSAN
will deliver to RWJPRI agreed quantities of MACROLIDE extracts sufficient to conduct IN VITRO screening for ANTIBIOTIC ACTIVITY, as specified in the RESEARCH PLAN.

                           (b) During the NON-EXCLUSIVE SCREENING PERIOD, at
RWJPRI's request, KOSAN (or its designee) shall provide RWJPRI with agreed quantities of extracts of MACROLIDES. For expenses incurred by KOSAN in preparing such MACROLIDES, RWJPRI shall pay to KOSAN a reasonable rate to be agreed to by the parties, provided, however, if the parties are unable to agree on such payments, KOSAN shall have no obligation to provide any such extracts or cells producing such MACROLIDES to RWJPRI.

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                  3.3.2 AROMATIC POLYKETIDES. During the NON-EXCLUSIVE SCREENING PERIOD, at RWJPRI's request, KOSAN (or its designee) shall provide RWJPRI with agreed quantities of extracts of such AROMATIC POLYKETIDES. For expenses incurred by KOSAN in preparing such AROMATIC POLYKETIDES, RWJPRI shall pay to KOSAN an amount to be agreed upon by the parties; provided, however, if the parties are unable to agree on such payments, KOSAN shall have no obligation to provide such extracts or cells producing such AROMATIC POLYKETIDES to RWJPRI. KOSAN shall provide to RWJPRI, without charge, a set of plates containing the AROMATIC POLYKETIDES which KOSAN has in stock as of the EFFECTIVE DATE. Exhibit B describes the estimated numbers and concentrations of the AROMATIC POLYKETIDES in stock as of the EFFECTIVE DATE. It is understood that Exhibit B is provided for general identification of the AROMATIC POLYKETIDES KOSAN has in stock as of the EFFECTIVE DATE, and that KOSAN makes no representations or warranties regarding the accuracy of the information contained in Exhibit B concerning AROMATIC POLYKETIDES [**].

                  3.3.3 NO TRANSFER; LIMITED USE. Except as expressly provided herein, RWJPRI shall not (i) transfer any of the [**] AROMATIC POLYKETIDES or the MACROLIDES supplied to LICENSEE to any THIRD PARTY other than an AFFILIATE without the express prior written consent of KOSAN, or (ii) use or permit any other person or entity to use any of the [**] AROMATIC POLYKETIDES or the MACROLIDES supplied to LICENSEE for any purpose other than for screening or development and/or commercialization as expressly permitted in this AGREEMENT.

         3.4 SCREENING RESULTS. LICENSEE shall provide KOSAN with written quarterly summary reports within thirty (30) days of the end of each calendar quarter with respect to RWJPRI's non-exclusive screening activities, identifying all assays in which any of the MACROLIDES and/or AROMATIC POLYKETIDES demonstrated activity and the level of such activity for the MACROLIDES and AROMATIC POLYKETIDES, all assays in which the MACROLIDES and/or AROMATIC POLYKETIDES did not demonstrate activity, and a summary of all other results of RWJPRI's non-exclusive screening activities.

         3.5      DESIGNATION OF RESERVED COMPOUNDS AND LICENSED COMPOUNDS.

                  3.5.1    DESIGNATION NOTICE.

                           (a) MACROLIDES. Until the end of the NON-EXCLUSIVE
SCREENING PERIOD, RWJPRI may notify KOSAN with notice ("DESIGNATION NOTICE") that RWJPRI wishes to designate [**] MACROLIDE(S) as LICENSED COMPOUNDS by notice to KOSAN identifying the MACROLIDE(S) and the activity thereof. It is understood that designation of a LICENSED COMPOUND shall be in RWJPRI's sole discretion. Further, all decisions concerning the selection of a LICENSED COMPOUND for DEVELOPMENT shall be in RWJPRI's sole discretion.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                           (b) AROMATIC POLYKETIDES. During the NON-EXCLUSIVE
SCREENING PERIOD, RWJPRI may notify KOSAN that RWJPRI wishes to designate one or more AROMATIC POLYKETIDES as LICENSED COMPOUNDS by notice to KOSAN ("DESIGNATION NOTICE") identifying the AROMATIC POLYKETIDES and the activity thereof.

                  3.5.2 LICENSED COMPOUND STATUS. Within thirty (30) days following receipt of any DESIGNATION NOTICE from LICENSEE pursuant to Section
3.5.1 above, KOSAN shall notify LICENSEE if KOSAN has granted a THIRD PARTY any rights or a license with respect to the same MACROLIDE or AROMATIC POLYKETIDE [**] CLOSE STRUCTURAL ANALOG thereof, before KOSAN's receipt of such DESIGNATION NOTICE; provided, KOSAN shall have no obligation to disclose to LICENSEE the identity of the THIRD PARTY, the structure of such compound or the activity(s) with respect to which such THIRD PARTY identified such activity. Unless KOSAN has previously granted a THIRD PARTY rights to such a MACROLIDE or AROMATIC POLYKETIDE [**] CLOSE STRUCTURAL ANALOG thereof, or elected to develop such MACROLIDE or AROMATIC POLYKETIDE [**] CLOSE STRUCTURAL ANALOG thereof itself, in each case, as shown by prior written records, upon KOSAN's receipt of DESIGNATION NOTICE from RWJPRI, such MACROLIDE or AROMATIC POLYKETIDE shall be deemed to be a LICENSED COMPOUND for all purposes of this AGREEMENT.

                  3.5.3 NCE STATUS. It is understood and agreed that each MACROLIDE designated by LICENSEE in a DESIGNATION NOTICE which becomes a LICENSED COMPOUND shall be deemed to be an NCE for the purposes of
Section 6.2.1 hereunder. It is further understood and agreed that a MACROLIDE which meets the criteria for an NCE shall be deemed to be an NCE for the purposes of Section 6.2.1 hereunder without any further affirmative action on the part of KOSAN or LICENSEE.

                  3.5.4 NOTICE TO THIRD PARTIES. Once a MACROLIDE or AROMATIC POLYKETIDE has become a LICENSED COMPOUND pursuant to Section 3.5.2 above, KOSAN shall notify any THIRD PARTIES who attempt to subsequently designate or claim rights to such LICENSED COMPOUND of the existence of LICENSEE's prior claim with respect to such compound without disclosing LICENSEE's identity, the structure of such compound (unless earlier disclosed) or the activity(s) with respect to which LICENSEE has identified such activity. LICENSEE hereby consents to such notice. KOSAN shall promptly inform LICENSEE of such THIRD PARTY'S designation or claim; provided KOSAN shall have no obligation to disclose to LICENSEE the identity of such THIRD PARTY or the activity(s) with respect to which such THIRD PARTY identified such activity. If the THIRD PARTY desires to negotiate with LICENSEE, KOSAN shall transmit notice of such intent (including the THIRD PARTY'S identity) to LICENSEE. In addition, once a MACROLIDE or AROMATIC POLYKETIDE has become a LICENSED COMPOUND pursuant to
Section 3.5.2 above, if

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

reasonably feasible, KOSAN shall not provide such LICENSED COMPOUND to THIRD PARTIES for screening.

                  3.5.5 CLOSE STRUCTURAL ANALOGS. At the time that each MACROLIDE and/or AROMATIC POLYKETIDE becomes a LICENSED COMPOUND, a non-binding, written list identifying the compounds which are CLOSE STRUCTURAL ANALOGS of such MACROLIDE and/or AROMATIC POLYKETIDE will be prepared by the parties. Any compounds determined to be CLOSE STRUCTURAL ANALOGS shall remain CLOSE STRUCTURAL ANALOGS until and unless such compounds have been actually synthesized and tested and found not to have the level of activity specified in the RESEARCH PLAN or agreed by the parties at the time the compound became a LICENSED COMPOUND. In the event that either party, determines that such compound does not have the required level of activity it shall notify, the other providing the relevant data and unless the other party, disputes the validity of such data, the applicable compound shall cease to be a CLOSE STRUCTURAL ANALOG thirty (30) days thereafter. In the event of any dispute regarding the status of whether a particular compound should become, is or will remain a CLOSE STRUCTURAL ANALOG, the matter shall be settled by the dispute resolution procedure set forth in Article 21.

                  3.5.6 RESERVED COMPOUNDS.

                           (a) DESIGNATION. Subject to Section 3.5.6(b) and
(c), until the end of the RESEARCH TERM, RWJPRI may give KOSAN written notice that RWJPRI wishes to designate as RESERVED COMPOUNDS one or more
MACROLIDE(S) which have ANTIBIOTIC ACTIVITY, which notice shall identify, such MACROLIDES.

                           (b) LIMITATIONS. Notwithstanding the foregoing,
RWJPRI may not designate more than [**] RESERVED COMPOUNDS at any time without the written consent of KOSAN. RWJPRI may, with notice to KOSAN discontinue the RESERVED COMPOUND status of any MACROLIDE, and thereafter such MACROLIDE shall no longer be a RESERVED COMPOUND. If RWJPRI has designated RESERVED COMPOUNDS such that there exist more than [**] RESERVED COMPOUNDS at any time, then RWJPRI shall pay to KOSAN, for each RESERVED COMPOUND beyond [**], a fee of [**] dollars ($[**]) per RESERVED COMPOUND, as set forth in Section 6.6.

                           (c) EFFECT OF RESERVATION. Until the end of the
RESEARCH TERM, KOSAN shall not grant a license to any THIRD PARTY with respect to any RESERVED COMPOUND except as follows: if KOSAN receives a request from a THIRD PARTY to obtain a LICENSE for any RESERVED COMPOUND, it shall notify RWJPRI and RWJPRI shall have [**] days to notify. KOSAN whether RWJPRI will designate such RESERVED COMPOUND as a LICENSED COMPOUND and pay concurrently the fee required under Section 6.3. In such event, such RESERVED COMPOUND shall become a LICENSED COMPOUND for all purposes of this AGREEMENT. If RWJPRI fails to provide such notice to

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

KOSAN during the [**] period, then such COMPOUND shall cease to be a RESERVED COMPOUND and KOSAN shall have the right to grant such THIRD PARTY a license to such MACROLIDE [**] ANTIBIOTIC ACTIVITY during the EXCLUSIVE SCREENING PERIOD.

         3.6 SELECTION OF LICENSED COMPOUNDS. Following the expiration of the NON-EXCLUSIVE SCREENING PERIOD, all rights to MACROLIDES and AROMATIC POLYKETIDES for which LICENSEE does not have a LICENSED COMPOUND in DEVELOPMENT or commercialization shall lapse and KOSAN shall have the right to develop, market and commercialize such MACROLIDES and AROMATIC POLYKETIDES independently and all rights and licenses thereto shall revert to KOSAN at the conclusion of such period.

         3.7 RESERVED RIGHTS. At all times, KOSAN shall have the right to use the MACROLIDES for screening of any and all activities other than ANTIBIOTIC ACTIVITY, and for its internal research programs, including without limitation, the preparation and synthesis of POLYKETIDES, as intermediates and otherwise. Nothing in this AGREEMENT shall restrict or limit KOSAN from using all or any portion of any [**] which is used in connection with the RESEARCH PROGRAM in any research or development not subject to this AGREEMENT.

         3.8 RIGHT OF FIRST NEGOTIATION. Until January 10, 1999, if a THIRD PARTY wishes to enter into an exclusive agreement with KOSAN to screen the MACROLIDE(S) for MOTILIDE ACTIVITY or develop or commercialize MACROLIDE(S) for MOTILIDE ACTIVITY, before entering into an agreement with such a THIRD PARTY granting a license for such rights, KOSAN shall notify RWJPRI, and for a period of [**] (or such longer period as the parties may agree) from the date of such notice (the "Negotiation Period") KOSAN and RWJPRI shall negotiate the terms of such an agreement. In the event that the parties do not agree on terms within the Negotiation Period, KOSAN may grant any THIRD PARTY rights with respect to screening MACROLIDE(S) for MOTILIDE ACTIVITY and developing and commercializing MACROLIDE(S) for MOTILIDE ACTIVITY; provided, however, prior to January 10, 1999 or the end of the Negotiation Period, KOSAN shall not enter into an agreement with a THIRD PARTY on terms less favorable to KOSAN, when taken as a whole, than those last offered in writing by RWJPRI to KOSAN. It is understood and agreed that KOSAN shall have the unrestricted rights itself to screen, develop and/or commercialize MACROLIDE(S) for MOTILIDE ACTIVITY.

ARTICLE 4 -- LICENSES

         4.1      RESEARCH LICENSES.

                  4.1.1 TO RWJPRI. Subject to the terms and conditions of this AGREEMENT, KOSAN hereby grants RWJPRI a non-exclusive paid-up license, with no right to grant

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

sublicenses, under KOSAN PATENT RIGHTS and KOSAN KNOW-HOW to make and use methods and materials to carry, out the RESEARCH PROGRAM during the RESEARCH TERM.

                  4.1.2 TO KOSAN. Subject to the terms and conditions of this AGREEMENT, LICENSEE hereby grants KOSAN a non-exclusive paid-up license, with no right to grant sublicenses, under RWJPRI PATENT RIGHTS and RWJPRI KNOW-HOW to make and use methods and materials to carry out the RESEARCH PROGRAM during the RESEARCH TERM.

         4.2 SCREENING LICENSES. KOSAN hereby grants to RWJPRI the following fully paid, non-transferable licenses, with the right to grant sublicenses to RWJPRI AFFILIATES, under the KOSAN PATENT RIGHTS and KOSAN KNOW-HOW to conduct screening pursuant to Article 3:

                  4.2.1 an exclusive, worldwide license during the EXCLUSIVE SCREENING PERIOD to use the MACROLIDES [**] ANTIBIOTIC ACTIVITY;

                  4.2.2 a non-exclusive, worldwide license during the NON-EXCLUSIVE SCREENING PERIOD:

                           (a) to use the MACROLIDES to conduct screening for
ANTIBIOTIC ACTIVITY;

                           (b) to use the AROMATIC POLYKETIDES to conduct
screening for [**]; and

                  4.2.3 Subject to the terms and conditions of Section 3.2.1, a non-exclusive, worldwide license during the EXCLUSIVE SCREENING PERIOD and NON-EXCLUSIVE SCREENING PERIOD to use the MACROLIDES [**] ANTIBIOTIC ACTIVITY [**] MACROLIDES for MOTILIDE or ANTI-INFLAMMATORY ACTIVITY.

         4.3      DEVELOPMENT AND COMMERCIALIZATION LICENSE.

                  4.3.1 GRANT. Subject to the terms and conditions of this AGREEMENT, KOSAN hereby grants to LICENSEE, and LICENSEE hereby accepts from KOSAN, a worldwide, exclusive license, with the right to grant sublicenses, under the KOSAN PATENT RIGHTS and KOSAN KNOW-HOW, to make, use and develop LICENSED COMPOUNDS, and, to make, have made, USE, import, offer for SALE, SELL and have SOLD PRODUCTS.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                  4.3.2 TERM. Unless LICENSEE's rights are terminated earlier as provided in Section 2.6.5 or Article 19, the foregoing license in Section
4.3.1 shall remain exclusive on a LICENSED COMPOUND-by-LICENSED COMPOUND and PRODUCT-by-PRODUCT basis (i) as to the applicable KOSAN PATENT RIGHTS, for their respective lives on a country-by-country basis, and (ii) as to the KOSAN KNOW-HOW, until the termination of LICENSEE's obligation to make royalty payments under Section 7.1 hereof, at which time the license under the KOSAN KNOW-HOW shall automatically become a fully paid, non-exclusive license. Notwithstanding the foregoing, however, with respect to any country of the European Union, the license to the KOSAN KNOW-HOW shall remain exclusive until the earlier of (i) the date on which the KOSAN KNOW-HOW becomes published or generally known to the public through no fault on the part of LICENSEE, its AFFILIATES or SUBLICENSEES or (ii) the tenth (10th) anniversary of the first commercial sale of the first PRODUCT in any country of the European Union, at which time the license under the KOSAN KNOW-HOW shall automatically become a fully paid, non-exclusive license.

         4.4 DELIVERY OF CELLS; LIMITED USE. For each MACROLIDE or AROMATIC POLYKETIDE designated by LICENSEE in a DESIGNATION NOTICE which becomes a LICENSED COMPOUND pursuant to Section 3.5, and for which LICENSEE pays the amounts set forth in Section 6.2.1, KOSAN will, if available, deliver to LICENSEE a viable sample of clonal cells which produces such MACROLIDE or AROMATIC POLYKETIDE for use in PRODUCT manufacture. Except as expressly provided herein, LICENSEE shall not (i) transfer any cells or other biological materials supplied by KOSAN (or any derivatives or progeny thereof) to any THIRD PARTY other than an AFFILIATE or SUBLICENSEE without the express prior written consent of KOSAN, or (ii) use or permit others to use any of the cells or other biological materials supplied by KOSAN (or any derivatives or progeny thereof) for research use relating to drug discovery or any other purpose, except the manufacture of LICENSED COMPOUNDS for clinical trials and commercial sale as expressly provided in this AGREEMENT.

         4.5 LIMITATIONS ON LICENSES. Notwithstanding any other provision of this AGREEMENT, it is understood and agreed that nothing in this AGREEMENT grants LICENSEE the right to practice any aspect of the EXCLUDED TECHNOLOGY.

         4.6 AFFILIATE LICENSES. In the event LICENSEE wishes to manufacture PRODUCT or SELL in a country where its AFFILIATE is unable to pay royalties to ORTHO or where payment of royalties to ORTHO are limited as to their tax deductibility, KOSAN hereby agrees, at the request of ORTHO, to grant direct licenses containing the same terms, conditions and provisions as this AGREEMENT to any AFFILIATE under KOSAN PATENT RIGHTS and KOSAN KNOW-HOW to make, have made use and sell PRODUCTS. Any such licensed AFFILIATE shall thereafter report NET SALES directly to KOSAN and the activities of any such AFFILIATE shall not be includable in any reports made by ORTHO to KOSAN.

         4.7 SUBLICENSES. RWJPRI and its AFFILIATES shall have the right to grant to THIRD PARTIES sublicenses under the licenses granted to LICENSEE in
Section 4.3 (or to its AFFILIATES under Section 4.6) with respect to PRODUCTS developed by or on behalf of RWJPRI, but shall have no right to grant sublicenses to THIRD PARTIES with respect to any technology licensed by KOSAN from Stanford University without the written consent to KOSAN, which consent will not be unreasonably withheld; provided, such sublicense under the STANFORD LICENSE is necessary to develop and/or commercialize PRODUCTS pursuant to the license granted in Section 4.3 and limited to such activities.

         4.8 STANFORD LICENSE. LICENSEE acknowledges that it has received a sublicense under the STANFORD LICENSE. LICENSEE has received a copy of the STANFORD LICENSE and, having read and understood the same, agrees to comply with the provisions thereof, including without limitation, Articles 4, 5.3, 8 and 10 thereof. KOSAN agrees that in the event of a termination of the STANFORD LICENSE, in accordance with the provisions of Section 14.3 of the STANFORD LICENSE, the sublicense granted LICENSEE herein shall be assigned to STANFORD.

         4.9 NO COMPETING RESEARCH. During the RESEARCH TERM, KOSAN shall not knowingly conduct, have conducted or fund any research or development activity specifically directed at discovery or developing products intended for use in the FIELD derived from expression of the [**], except pursuant to this AGREEMENT.

         4.10 LICENSED COMPOUND EXCLUSIVITY. During the term of this AGREEMENT, KOSAN shall not develop, commercialize or sublicense to any THIRD PARTY any LICENSED COMPOUND to which LICENSEE retains commercial license rights, without the prior written consent of LICENSEE.

         4.11 MODE OF COMMERCIALIZATION. ORTHO may SELL PRODUCTS through its AFFILIATES, SUBLICENSEES or agents in any country. ORTHO agrees to be responsible and liable for the performance hereunder by its AFFILIATES, agents and SUBLICENSEES to which the license and rights hereunder shall have been extended. For the purposes of reporting and making payments of earned royalties under this AGREEMENT, the manufacture, SALE or USE of PRODUCTS by any AFFILIATE, or SUBLICENSEE to which such license rights shall have been extended shall be considered the manufacture, SALE or USE of such PRODUCT by ORTHO and any such AFFILIATE or SUBLICENSEE may make the pertinent reports and royalty payments specified in Article 7 hereof directly to KOSAN on behalf of ORTHO; otherwise, such reports and payments on account of SALES of PRODUCTS by each AFFILIATE and SUBLICENSEE shall be made by ORTHO; and, in any event, the SALES of PRODUCT by each such AFFILIATE and SUBLICENSEE shall be separately shown in the reports to KOSAN if such information is readily available to ORTHO.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

         4.12     THIRD PARTY RIGHTS.

                  4.12.1 KOSAN THIRD PARRY ACTIVITIES. It is understood that KOSAN provides libraries of polyketide compounds to THIRD PARTIES, and that KOSAN will grant such THIRD PARTIES rights after the EFFECTIVE DATE to acquire licenses for compounds derived from such libraries similar to LICENSEE's rights under this Article 4, subject to the provisions of Section
3. I. Notwithstanding the licenses granted to LICENSEE under Section 4.3 above, it is possible that a THIRD PARTY may acquire rights from KOSAN with respect to one or more compounds of which KOSAN is a sole or joint owner, which compounds were made and designed independently of KOSAN's activities and knowledge gained under the RESEARCH PROGRAM; accordingly, KOSAN's grant of rights under Section 4.3 is limited to the extent that (i) a THIRD PARTY (either alone or jointly with KOSAN) has filed a patent application with respect to such a compound prior to the filing by LICENSEE (either alone or jointly with KOSAN) of a patent application with respect to such a compound, or (ii) KOSAN has previously granted a THIRD PARTY a license or other rights with respect to such a compound, and subject to any such grant of rights to a THIRD PARTY.

                  4.12.2 NO LIABILITY. It is understood and agreed that, even if KOSAN complies with its obligations under this AGREEMENT, compounds provided to THIRD PARTIES in the course of KOSAN's other business activities may result in THIRD PARTY patent applications and patents, including patent applications and patents owned by such THIRD PARTIES, or owned jointly by KOSAN and such THIRD PARTIES, which could conflict with patent applications and patents owned by LICENSEE, or jointly owned by LICENSEE and KOSAN hereunder. KOSAN shall use its reasonable efforts to avoid such conflict. It is understood that, unless LICENSEE is damaged as a proximate result of a material breach by KOSAN of
Section 3.1 or 4.3 then KOSAN shall have no liability, under this AGREEMENT with respect to any such conflict.

         4.13 RETAINED RIGHTS. It is understood and agreed that, KOSAN shall retain the exclusive right to develop (including pre-clinical and clinical development), make, have made, use and sell all products other than PRODUCTS. It is understood and agreed that KOSAN may practice and use the KOSAN PATENT RIGHTS and KOSAN KNOW-HOW to facilitate the exercise of its rights.

         4.14 NO IMPLIED RIGHTS. No other, further or different license or right, except as expressly provided in this Article 4 hereof, is hereby granted or implied.

ARTICLE 5 -- DEVELOPMENT AND COMMERCIALIZATION

         5. 1 DEVELOPMENT.

                  5.1.1 JDAC. Promptly after selection by RWJPRI of a LICENSED COMPOUND or a DERIVATIVE for DEVELOPMENT, the parties shall establish a Joint Development Advisory. Committee (the "JDAC") to oversee the DEVELOPMENT of PRODUCTS.

                  5.1.2 MEMBERSHIP. The JDAC shall include three (3) representatives from each of KOSAN and RWJPRI, each Party's members to be selected by that party. KOSAN and LICENSEE may each replace its JDAC representatives at any time, upon written notice to the other party. One of the RWJPRI members of the JDAC, chosen at the sole discretion of RWJPRI, shall serve as chair of the JDAC.

                  5.1.3 MEETINGS; MINUTES. The JDAC shall meet at least quarterly, or more frequently as agreed by the parties, at such locations as the parties agree, and will otherwise communicate regularly by telephone, electronic mail, facsimile and/or video conference. Meetings of the JDAC shall be held at least quarterly and may be called by either party with not less than ten (10) working days notice to the other unless such notice is waived, and meetings shall be held at the office of the party not calling the meeting, unless otherwise agreed. The JDAC may be convened, polled or consulted from time to time by means of telecommunication or correspondence. Each party will disclose to the other proposed agenda items reasonably in advance of each meeting of the JDAC. With the consent of the parties, other representatives of KOSAN or LICENSEE may attend JDAC meetings as observers. Each party shall be responsible for all of its own expenses associated with attendance of such meetings. The JDAC shall prepare written minutes of each JDAC meeting and a written record of all JDAC recommendations, whether made at a JDAC meeting or otherwise. A written record shall be provided by the presenting party, to each party of all materials presented at meetings of the JDAC.

                  5.1.4 FUNCTIONS OF THE JDAC. The JDAC shall serve in an advisory capacity concerning the management of the DEVELOPMENT of PRODUCTS as well as related pre-market activities performed under the provisions of this AGREEMENT. In carrying out this function, the JDAC will:

                           (a) Promptly upon selection of a PRODUCT for
DEVELOPMENT, advise RWJPRI in the preparation of a written DEVELOPMENT PLAN, including appropriate timelines for DEVELOPMENT, for such PRODUCT, which DEVELOPMENT PLAN shall be provided by RWJPRI to the parties;

                           (b) review progress of the DEVELOPMENT work at least
quarterly, and advise RWJPRI concerning changes or modifications to the DEVELOPMENT PLAN;

                           (c) oversee and direct the transfer of LICENSED
COMPOUNDS from KOSAN to LICENSEE; and

                           (d) review progress reports as to the performance
of the DEVELOPMENT PLAN, the first such report to be submitted by RWJPRI [**] following selection of such LICENSED COMPOUND for DEVELOPMENT and at [**] intervals thereafter until the SALE of PRODUCT is approved and PRODUCT is being marketed on a regular commercial basis in the United States and each MAJOR MARKET COUNTRY and such approval and marketing is reported in writing to KOSAN. Minutes of meetings of the JDAC may serve as such. progress reports. The parties agree to maintain information in such reports in confidence in accordance with the confidentiality, provisions of Article 9 hereof.

                  5.1.5 DEVELOPMENT PROGRAM. RWJPRI shall be solely responsible for and have the exclusive right, at its discretion but in consultation with the JDAC, to select LICENSED COMPOUNDS which shall then be designated PRODUCTS for further DEVELOPMENT by RWJPRI and marketing by ORTHO and its AFFILIATES. RWJPRI shall provide KOSAN with written notice of its decision to select a LICENSED COMPOUND for DEVELOPMENT. Once a PRODUCT has been selected for further DEVELOPMENT, RWJPRI, with the advice of the JDAC, shall have the exclusive right to develop the PRODUCT through STAGES O, I, II and III and shall have the exclusive right to prepare and file, and shall be the owner of, all applications for MARKETING AUTHORIZATION throughout the world. During such DEVELOPMENT efforts, KOSAN will assist RWJPRI as may be mutually agreed, at RWJPRI's expense, in chemical development, formulation development, production of labeled material and production of sufficient quantities of material for STAGE O and initial STAGE I studies. RWJPRI shall exercise diligent efforts, commensurate with the efforts it would normally exercise for products with similar potential sales volume and consistent with its overall business strategy, in developing such PRODUCT in accordance with the DEVELOPMENT PLAN established by RWJPRI. In the course of such efforts RWJPRI shall, either directly or through an AFFILIATE or SUBLICENSEE to which the license shall have been extended, take appropriate steps including the following:

                           (i) in consultation with the JDAC, select certain
LICENSED COMPOUNDS for STAGE O DEVELOPMENT; and

                           (ii) establish and maintain a program reasonably
designed, funded and resourced to obtain information adequate to enable the preparation and filing with an appropriate and properly empowered national regulatory authority all necessary documentation, data and


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other evidence required for IND non-rejection to commence and conduct human clinical trials of such PRODUCT.

                           (iii) proceed following IND non-rejection to commence
PHASE I, II, and III clinical trials, associated studies and such other work which RWJPRI reasonably deems to be required for subsequent inclusion in filings for MARKETING AUTHORIZATION;

                           (iv) after such submissions are filed prosecute such
submissions and file all reasonably necessary, reports and respond to all reasonable requests from the pertinent regulatory, authorities for information, data, samples, tests and the like.

         5.2 DELIVERY. For each MACROLIDE in DEVELOPMENT, if available, KOSAN will provide to RWJPRI the clone producing the LICENSED COMPOUND or an intermediate therefor, and all information related to fermentation conditions, process development, scale-up, etc.

         5.3 MARKETING AUTHORIZATION. MARKETING AUTHORIZATION applications shall be compiled by ORTHO based on information generated during the DEVELOPMENT program. Subject to Section 19.3.4, ORTHO shall own such MARKETING AUTHORIZATIONS. KOSAN shall prepare supporting documentation requested by ORTHO. At ORTHO's request and expense, KOSAN shall further assist ORTHO with the preparation of supporting data to apply for and pursue MARKETING AUTHORIZATIONS.

         5.4 COMMERCIALIZATION STATUS. If LICENSEE is developing a LICENSED COMPOUND, or any PRODUCT, during the period from the end of the RESEARCH TERM to the first commercial sale of such PRODUCT, LICENSEE shall keep KOSAN informed of its development activities with respect to such LICENSED COMPOUND and PRODUCT, including without limitation, the achievement of the milestones set forth in Section 6.4 and the commercialization of such LICENSED COMPOUND and PRODUCT, by [**] providing KOSAN with a written report stating the status of development of each such LICENSED COMPOUND and PRODUCT. It is understood that the report provided to the JDAC under Section 5.1.4(d) may serve to fulfill LICENSEE's obligation to KOSAN hereunder.

         5.5 COMMERCIALIZATION. Once a PRODUCT has been approved for marketing, ORTHO shall exercise reasonable efforts, commensurate with the efforts it would normally exercise for products with similar potential sales volume and consistent with its overall business strategy, in promoting, advertising and SELLING such PRODUCT under this AGREEMENT.

         5.6      PERFORMANCE OBLIGATIONS.

                  5.6.1 LACK OF DILIGENCE. Non-performance of this Article 5, or any subparagraph thereof by LICENSEE, shall be a breach of this AGREEMENT, subject to


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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

KOSAN's right to terminate this AGREEMENT pursuant to Section 19.2. In such event, KOSAN agrees that (except in the case of a breach of Section 5.7) subject to the terms of Section 19.3, such termination shall be KOSAN's sole and complete remedy for such a breach.

                  5.6.2 ACKNOWLEDGMENT. Notwithstanding any other provision hereunder, LICENSEE makes no representation or warranty, that development and marketing of PRODUCT shall be the exclusive means by which LICENSEE will participate in the FIELD. Furthermore, all business decisions concerning the DEVELOPMENT, marketing and SALES of PRODUCT(S) including, without limitation, the design, sale, price and promotion of PRODUCTS covered under this AGREEMENT shall be within the sole discretion of LICENSEE. KOSAN realizes that LICENSEE already sells products for the treatment of [**], and acknowledges that LICENSEE may now or in the future develop or acquire other products for the treatment and prevention of such conditions.

         5.7 NO OTHER PRODUCTS OTHER THAN PRODUCTS. Except as otherwise agreed in writing or specifically provided in the terms of this AGREEMENT, neither LICENSEE nor its SUBLICENSEES shall commercialize any LICENSED COMPOUND or DERIVATIVE thereof; other than as a PRODUCT in accordance with this AGREEMENT.

ARTICLE 6 -- LICENSE FEES AND MILESTONE PAYMENTS

         6.1 INITIAL FEE. In consideration of the rights and licenses granted to LICENSEE under this AGREEMENT on EFFECTIVE DATE, ORTHO shall pay KOSAN an initial fee of one million dollars ($1,000,000) to reimburse KOSAN for past research and development. Such fee shall not be refundable nor creditable against other amounts due KOSAN under this AGREEMENT.

         6.2      RESEARCH MILESTONE PAYMENTS.

                  6.2.1 NCE IDENTIFICATION. RWJPRI shall pay the following amounts to KOSAN within [**] following accomplishment of the following Research Milestones in connection with the Research PROJECTS:

                  $[**]             Identification of a [**] in the FAST
                                    TRACK PROJECT

                  $[**]             Identification of each [**] in
                                    the SAR PROJECT

                  6.2.2 DELIVERY OF FIRST MACROLIDES. LICENSEE shall pay to KOSAN a one-time fee of one million dollars ($1,000,000) thirty (30) days following the delivery to RWJPRI of

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

[**] MACROLIDES from the Fast Track PROJECT, provided that any such payment shall not be made prior to [**].

         6.3 LICENSED COMPOUND FEE. Within [**] after any compound becomes a LICENSED COMPOUND, RWJPRI shall pay [**]dollars ($[**]) for each such LICENSED COMPOUND (other than the [**] for which RWJPRI has already paid the $[**] set forth in Section 6.2.1).

         6.4 DEVELOPMENT MILESTONE PAYMENTS. Within [**] following the occurrence of the relevant events specified below with respect to the each PRODUCT, LICENSEE shall pay to KOSAN the following amounts:


               DEVELOPMENT MILESTONE                                          PAYMENT
               ---------------------                                          -------

         [**]                                                                  $[**]




         6.5 BACKUP PRODUCTS. In the event one or more of the aforesaid milestone payments have been paid in respect of a given PRODUCT for which DEVELOPMENT or commercialization is subsequently discontinued, LICENSEE shall receive a credit for such milestone payments against milestone payments due for the next PRODUCT to meet such milestone. It is understood that in no event shall LICENSEE be obligated to make the payment due on any milestone event more than once with respect to the same PRODUCT, regardless of the number of indications for which such PRODUCT is developed. If at the time a milestone is achieved by a PRODUCT any prior milestones have not been achieved for such PRODUCT, the payments for such prior milestones for such PRODUCT shall then be due.

         6.6 RESERVED COMPOUND FEE. If RWJPRI has designated more than [**] MACROLIDES as RESERVED COMPOUNDS at any time, for each such RESERVED COMPOUND in excess of [**], RWJPRI shall pay [**] dollars ($[**]) within [**] after the date of the designation of the applicable RESERVED COMPOUND.

         6.7 NO WITHHOLDING. All amounts paid to KOSAN pursuant to this Article 6 shall be made without withholding for taxes or any other charge.


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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

ARTICLE 7 -- ROYALTIES, RECORDS AND REPORTS

         7.1 EARNED ROYALTIES; ROYALTY TERM. For the rights and privileges granted under this AGREEMENT, subject to Article 19, ORTHO shall pay to KOSAN, on a country-by-country and PRODUCT-by-PRODUCT basis, earned royalties on NET SALES as follows:

                  7.1.1 where the manufacture, USE or SALE of the PRODUCT falls within the scope of a VALID CLAIM which is (i) owned sorely by KOSAN, (ii) owned jointly by KOSAN and LICENSEE, or (iii) filed during the RESEARCH TERM or claims priority to a patent application filed during the RESEARCH TERM and in connection with the RESEARCH PROGRAM which is owned solely by LICENSEE or its AFFILIATES or SUBLICENSEES, ORTHO shall pay to KOSAN a royalty on the NET SALES of all such PRODUCTS that are SOLD by or for ORTHO or AFFILIATES or SUBLICENSEES under this AGREEMENT until the expiration of the last to expire of such patents in the PATENT RIGHTS in such country., as follows:

                           Annual Cumulative NET
                           SALES/PRODUCT                          ROYALTY RATE
                           -------------                          ------------
                           [**]                                   [**]%

                  7.1.2 where the manufacture, USE or SALE of the applicable PRODUCT is not within the scope of a VALID CLAIM subject to Section 7.1.1, ORTHO shall pay to KOSAN a royalty on NET SALES equal to [**] the royalties in (a) above with respect to such PRODUCTS that are SOLD by or for ORTHO or AFFILIATES or SUBLICENSEES under this AGREEMENT in such country, for a period of the longer of (i) ten (10) years from the date of first commercial sale of such PRODUCT in such country, or (ii) so long as there is a VALID CLAIM in such country.

                  7.1.3 It is understood and agreed that the increased royalty rates due pursuant to Sections 7.1.1 and 7.1.2 on higher levels of NET SALES shall only be due on the incremental NTT SALES over the lower tier.

                  7.l.4 It is understood and agreed that regardless of any credits or offsets to which LICENSEE is entitled under the terms of this AGREEMENT, the royalty, payments due KOSAN under Article 7 shall not be less than [**] of the royalties due pursuant to Sections 7.1.1 or 7.1.2 as applicable, on NET SALES of any PRODUCT in the applicable quarter. Any such royalty credits or offsets may be carried forward until applied.

         7.2 ROYALTY ON NET SALES TO THIRD PARTIES. Earned royalties shall be paid pursuant to Section 7.1 hereof on all PRODUCTS SOLD under this AGREEMENT and the


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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

earned royalty payable on a given PRODUCT made hereunder shall not become due and owing until such PRODUCT is SOLD. Except where LICENSEE or its AFFILIATES or SUBLICENSEE is an end-user of a PRODUCT, the earned royalty for any particular PRODUCT shall be due upon the first bona fide arm's length SALE to a THIRD PARTY other than an AFFILIATE or SUBLICENSEE thereof and any subsequent SALE of such PRODUCT by a THIRD PARTY that is not an AFFILIATE or SUBLICENSEE shall be royalty-free.

         7.3 THIRD-PARTY ROYALTIES. KOSAN shall be responsible for paying [**] royalties due Stanford University on PRODUCTS pursuant to the STANFORD LICENSE and for [**] THIRD PARTY royalties for which KOSAN is responsible pursuant to Section 2.7.6. Except as provided in the preceding sentence, LICENSEE shall be responsible for procuring such licenses as it deems, in its sole discretion, appropriate for the manufacture, use, marketing, sale or distribution of PRODUCTS by LICENSEE and its AFFILIATES and SUBLICENSEES, and for the payment of any amounts due THIRD PARTIES under such licenses; provided that with regard to licenses entered by RWJPRI with THIRD PARTIES for intellectual property rights which are necessary, for the practice of the KOSAN PATENT RIGHTS existing as of the EFFECTIVE DATE for the creation or preparation of MACROLIDES and/or AROMATIC POLYKETIDES, which licenses have been approved by the JRC, LICENSEE may offset against the royalties owed to KOSAN up to [**] percent ([**]%) of royalties owed such THIRD PARTY, up to a maximum of [**] percent ([**]%) of the royalty owed to KOSAN in any quarter with respect to the applicable PRODUCT. Any such amounts which are uncredited in a quarter may be carried forward until expended.

         7.4 ONE ROYALTY. Notwithstanding the provisions of Section 7.2 hereof, in the case of transfers or SALES of any PRODUCT among ORTHO, AFFILIATES and SUBLICENSEE or between AFFILIATES for re-sale to THIRD PARTIES, one and only one royalty shall be payable thereon and such royalty, shall become payable upon the SALE thereof to a THIRD PARTY.

         7.5 AUDIT RIGHTS. ORTHO shall keep, and shall cause its AFFILIATES and SUBLICENSEES to keep, full, true and accurate books of account containing all particulars in accordance with ORTHO's normal accounting procedures then in effect for the purpose of showing the amount payable to KOSAN by way of royalty as aforesaid or by way of any other provision hereunder. Said books of account shall be kept at ORTHO's (or if sales by a SUBLICENSEE, at the SUBLICENSEE's) principal place of business. Said books and the supporting data shall be maintained and kept open during reasonable business hours, for [**] following the end of the calendar year to which they pertain (and access shall not be denied thereafter, if reasonably available), to the inspection of an independent certified public accountant retained by KOSAN and reasonably acceptable to ORTHO or such SUBLICENSEE for the purpose of verifying ORTHO's royalty statements, or ORTHO's compliance in other respects with this AGREEMENT, but this right to inspect may not be exercised more than once in any year and once a calendar period is audited, it may not be re-audited unless a payment

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[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

discrepancy is identified. Said accountant shall disclose to KOSAN only information relating to the accuracy of the royalty reports and the royalties paid under this AGREEMENT. Names of customers and other confidential information shall not be disclosed to KOSAN by such independent accountant. Such accountant shall be retained at KOSAN's sole expense. Notwithstanding the foregoing, inspections of the records of SUBLICENSEES shall be limited to the extent that ORTHO has the right to authorize KOSAN to make such inspection; provided that if ORTHO does not have the right to authorize KOSAN to make such an inspection, upon KOSAN's request, ORTHO, at its expense, using an independent certified accountant reasonably acceptable to KOSAN, shall inspect the SUBLICENSEE's records and shall provide to KOSAN the results of such inspection. In any audit, if an underpayment of more than five percent (5%) is established for a quarter, LICENSEE shall pay the costs of the audit of such period and shall promptly pay to KOSAN any amounts due together with interest as provided in Section 7.7.

         7.6 ROYALTY REPORTS. ORTHO within [**] of each year (the "Reporting Date") shall deliver to KOSAN a true and accurate report, giving such particulars of the PRODUCTS SOLD by ORTHO, AFFILIATES, and SUBLICENSEES and the NET SALES due during the [**] preceding the Reporting Date ("Accounting Period") under this AGREEMENT as are pertinent to an accounting for royalty under this AGREEMENT. Each such report shall state, separately for LICENSEE and each AFFILIATE and SUBLICENSEE, the number, description, and aggregate NET SALES, by country, of each PRODUCT sold during the calendar quarter upon which a royalty is payable under this AGREEMENT. Simultaneously with the delivery of each such report, ORTHO shall pay to KOSAN the royalty due under this AGREEMENT for the period covered by such report. If no royalties are due, it shall be so reported.

         7.7 PAYMENT METHOD; LATE PAYMENTS. All amounts due KOSAN hereunder shall be paid in U.S. dollars by wire transfer in immediately available funds to a bank account designated by KOSAN. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this AGREEMENT shall bear interest at a rate equal to the lesser of [**], or the maximum rate permitted by law, calculated on the number of days such payment is delinquent, compounded monthly. This Section 7.7 shall in no way limit any other remedies available to KOSAN.

         7.8 CURRENCY CONVERSION. All royalty, payments by ORTHO to KOSAN shall be converted into U.S. Dollars in accordance with ORTHO's current customary and usual procedures for calculating same which are the following: the rate of currency conversion shall be calculated using a [**], or if such rate is not available, the [**]. ORTHO shall give KOSAN prompt written notice of any changes to ORTHO's customary and usual procedures for currency conversion, which shall only apply after

                                      -36-


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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

such notice has been delivered and provided that such changes continue to maintain a set methodology for currency conversion. If the transfer or the conversion into U.S. Dollars in any such instance is not lawful or possible, the payment of each pan of the royalties due as is necessary, shall be made by the deposit thereof, in whatever currency is allowable, to the credit and account of KOSAN in any commercial bank or trust company of KOSAN's choice located in that country. Prompt notice of said deposit shall be given by ORTHO to KOSAN and ORTHO shall use reasonable efforts to assist KOSAN in securing the payment of such funds to KOSAN's U.S. bank account.

         7.9 TAXES. Any tax required to be withheld on royalties payable to KOSAN under the laws of any foreign country shall be promptly paid by ORTHO for and on behalf of KOSAN to the appropriate governmental authority, and ORTHO shall furnish KOSAN with proof of payment of such tax together with official documents issued by the appropriate governmental authority and other appropriate evidence sufficient to enable KOSAN to support a claim for a tax credit in respect of any sum so withheld, and at KOSAN's request, provide reasonable assistance to KOSAN in recovering such amounts, if possible.

         7.10 LEGAL LIMIT ON ROYALTIES. In any country where the rate of royalty is limited by applicable law, the royalty payment shall be made to KOSAN at the highest rate permitted by law in that country for licenses of the type herein granted, provided that such rate is equal to or less than the rate specified in this AGREEMENT.

         7.11 RESTRICTIONS ON PAYMENTS. The obligation to pay royalties to KOSAN under this AGREEMENT shall be waived and excused to the extent that applicable statutes, laws, codes or government regulations in a particular country prevent such royalty payments; provided, however, in such event, if legally permissible, LICENSEE shall pay the royalties owed to KOSAN by depositing such amounts, to the credit and account of KOSAN or its nominee in any commercial bank or trust company of KOSAN's choice located in that country, prompt notice of which shall be given by ORTHO to KOSAN.

ARTICLE 8 -- SUPPLY OF PRODUCTS

         8.1 ORTHO RESPONSIBILITY. ORTHO shall be solely responsible for making or having made PRODUCTS for DEVELOPMENT and commercialization. During DEVELOPMENT or commercialization of the PRODUCTS, the parties may agree that KOSAN shall manufacture and supply to ORTHO quantities of certain compounds.

         8.2 CONSIDERATION OF KOSAN. If KOSAN wishes to be responsible for production of and purification of MACROLIDE and/or AROMATIC POLYKETIDES for preclinical and clinical testing and manufacture of bulk PRODUCTS for commercial sale it may notify LICENSEE and demonstrate that KOSAN (or its designee) is able to manufacture PRODUCTS meeting the relevant LICENSEE specifications with respect to cost and quality in a timely manner, then, subject to the approval of LICENSEE, KOSAN may conduct such manufacturing. In such event, the parties shall enter into a separate supply agreement on terms to be mutually agreed by the parties.

         8.3 TECHNOLOGY TRANSFER. Upon LICENSEE's request, KOSAN shall provide reasonable technical assistance, and, to the extent that KOSAN has a right to do so without incurring additional expense, licenses, as may reasonably be requested by LICENSEE to transfer such technology as needed for LICENSEE or its designee to commence or continue manufacturing under Section 8.1. All such technical assistance shall be provided at LICENSEE's expense.

ARTICLE 9 -- CONFIDENTIALITY

         9.1 CONFIDENTIAL INFORMATION. Except as expressly provided herein, the parties agree that, for the term of this AGREEMENT and for [**] thereafter, the receiving party, shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this AGREEMENT, any confidential information of the other party, or any data, samples, technical and economic information (including the economic terms hereof), commercialization, clinical and research strategies and KNOW-HOW and other information provided by the other party (the "Disclosing Party") during the TERM of this AGREEMENT or during the negotiation of this AGREEMENT, or in connection with the transactions contemplated thereby, or any RESEARCH PROGRAM Technology and all other data, results and information developed pursuant to the RESEARCH PROGRAM and solely owned by the Disclosing Party (collectively, the "Confidential Information") furnished to it by the Disclosing Party hereto pursuant to this AGREEMENT or the transactions contemplated thereby. Notwithstanding the above, Confidential Information shall not include information that:

                  (i) is or hereafter becomes generally available to the public other than by reason of any default with respect to a confidentiality, obligation under this AGREEMENT; or

                  (ii) was already known to the recipient as evidenced by prior written documents in its possession; or

                  (iii) is disclosed to the recipient by a THIRD PARTY who is not in default of any confidentiality, obligation to the disclosing party hereunder; or

                  (iv) is developed by or on behalf of the receiving party, without reliance on Confidential Information received from the other party hereunder; or


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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                  (v) is used with the consent of the Disclosing Party (which consent shall not be unreasonably withheld) in applications for patents or copyrights under the terms of this AGREEMENT; or

                  (vi) has been approved in writing for publication by the Disclosing Party; or

                  (vii) is PRODUCT-related information which is reasonably required to be disclosed in connection with marketing of PRODUCT covered by this AGREEMENT.

Confidential Information shall be safeguarded by the recipient, shall not be disclosed to THIRD PARTIES and shall be made available only to recipient's employees or independent contractors who agree in writing to equivalent conditions and who have a need to know the information for the purposes specified under this AGREEMENT; however, the recipient may disclose Confidential Information to the extent such disclosure is required in compliance with applicable laws or regulations in connection with the manufacture or sale of products covered by this AGREEMENT, or is otherwise required to be disclosed in compliance with applicable laws or regulations or order by a court or other regulatory body having competent jurisdiction, provided that in the event such disclosure is required, the recipient (i) shall, unless prohibited by law, give reasonable advance notice of such disclosure to the other party and (ii) shall use reasonable efforts to secure confidential treatment of such information (whether by protective order or otherwise). Notwithstanding the foregoing, Confidential Information may be provided to THIRD PARTIES under appropriate terms and conditions including confidentiality provisions equivalent to those in this AGREEMENT for consulting, manufacturing development, manufacturing, external testing and marketing trials with respect to the products covered by this AGREEMENT.

         9.2 PUBLICATION. The parties shall cooperate in appropriate publication of the results of research and development work performed pursuant to this AGREEMENT, but subject to the predominating interest to obtain patent protection for any patentable subject matter. To this end, it is agreed that prior to any public disclosure of such results, the party proposing disclosure shall send the other party a copy of the information to be disclosed, and shall allow the other party thirty (30) days from the date of receipt in which to determine whether the information to be disclosed contains subject matter for which patent protection should be sought prior to disclosure, or otherwise contains Confidential Information of the reviewing party which such party desires to maintain as a trade secret. Each party shall designate a representative for receipt of proposed publications from the other party. Confidential Information of the reviewing party which such party desires to maintain as a trade secret shall not be published if the reviewing party objects in writing within such thirty (30) day period. If notification is not received during the thirty (30) day period, the party proposing disclosure shall be free to proceed with the disclosure. If due to a valid business reason or a reasonable belief by the non-disclosing party that the disclosure contains subject matter for which a patentable invention should be sought, then prior to the expiration of the thirty (30) day period, the non-disclosing party shall so notify the Disclosing Party, who shall then delay public disclosure of the information for an additional period of up to ninety (90) days to permit the preparation and filing of a patent application on the subject matter to be disclosed or other action to be taken. The party proposing disclosure shall thereafter be free to publish or disclose the information. Notwithstanding the foregoing, if the publication discloses a LICENSED COMPOUND, either party may delay publication until such time as the applicable patent application disclosing the LICENSED COMPOUND is published in the normal course of events. The determination of authorship for any paper shall be in accordance with accepted scientific practice.

         9.3 ACQUISITION. In the event a party hereto is acquired, such party shall take reasonable efforts to ensure that the Confidential information of the other party hereto is used only for the purposes of this AGREEMENT, and is not disclosed to the acquiror.

ARTICLE 10 -- REGULATORY MATTERS

         10.1 ADVERSE EVENT REPORTING. Each party shall promptly inform the other in writing within twenty-four (24) hours of its receipt of any information which it receives regarding or related to any serious, unexpected adverse reaction in humans to PRODUCT. Each party shall comply with each Adverse Drug Experience reporting requirement of it in the United States Federal Food Drug and Cosmetic Act, as amended (21 U.S.C. Section 301 ET SEQ.) and the similar requirements of international regulatory authorities. In addition, on an on-going basis, each party agrees to make a good faith effort to promptly provide the other party with any additional information in its possession which indicates adverse effects in humans associated with PRODUCT. The obligations of this article shall survive termination of this AGREEMENT as to PRODUCT continued to be sold by ORTHO, or its AFFILIATES or SUBLICENSEES.

         10.2 REGULATORY AND OTHER INQUIRIES. In the event KOSAN is manufacturing pursuant to Article 8 hereof, then upon being contacted by the FDA or any drug regulatory Agency for any regulatory purpose pertaining to this AGREEMENT or to a PRODUCT, KOSAN and LICENSEE shall promptly (within two (2) business days) notify and consult with one another and LICENSEE shall provide a response as it deems appropriate. LICENSEE shall have sole responsibility for responding to all inquiries to LICENSEE or KOSAN regarding the benefits, side effects and other characteristics of PRODUCTS. The party which is responsible for manufacturing the BULK PRODUCT form of the pertinent PRODUCT shall have the sole responsibility for responding to all inquiries regarding the manufacture of such BULK PRODUCT after consultation with the other party.

         10.3 PRODUCT RECALL. In the event that LICENSEE or KOSAN determines that an event, incident or circumstance has occurred which may result in the need for a recall or other removal of any PRODUCT, or any lot or lots thereof, from the market, it shall advise and consult with the other party with respect thereto. LICENSEE shall make the final determination to recall or otherwise remove the PRODUCT or any lot or lots thereof from the market. KOSAN shall be responsible for the costs of any recall due to defects in BULK PRODUCTS manufactured by KOSAN, and LICENSEE shall be responsible for the costs of other recalls.

ARTICLE 11 -- PATENT INFRINGEMENT

         11.1 NOTICE. In the event that there is infringement on a commercial scale by a THIRD PARTY of any patent licensed to LICENSEE hereunder that covers the manufacture, USE or SALE of a PRODUCT. LICENSEE shall notify KOSAN in writing to that effect, including with said written notice evidence establishing a prima facie case of infringement by such THIRD PARTY.

         11.2     SOLELY OWNED INVENTIONS.

                  11.2.1 KOSAN ACTION. With respect to patents solely owned by KOSAN, KOSAN shall after any such notification, at its option, take action to obtain a discontinuance of such infringement or bring suit against the THIRD PARTY infringer. KOSAN shall bear all the expenses of any suit brought by it. In the event damages or other monies are awarded or received in settlement of such suit, KOSAN shall be entitled to deduct an amount to cover its out-of-pocket expenses, including attorneys' and professional fees, and including a reasonable allocation for in-house attorney's time, incurred for such suit. The balance of any recoveries shall then be shared by the parties with KOSAN receiving [**] percent ([**]%) and [**] percent ([**]%). LICENSEE and its AFFILIATES will cooperate with KOSAN in any such suit and shall have the right to consult with KOSAN and be represented by its own counsel at its own expense. KOSAN shall incur no liability to LICENSEE and its AFFILIATES as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding KOSAN's patent invalid or unenforceable.

                  11.2.2 ORTHO ACTION. If, after the expiration of one hundred eighty (180) days from the date of a request by ORTHO to do so, KOSAN has not overcome the prima facie case of infringement, obtained a discontinuance of such infringement, or brought suit against the THIRD PARTY infringer, then after such one hundred eighty (180) days notice period, ORTHO shall have the right, but not the obligation, to bring suit against such infringer and join KOSAN as a party plaintiff with respect to infringements relating to patents claiming compositions of matter which are LICENSED COMPOUNDS and/or the method of commercial manufacture thereof used by ORTHO (but not with respect to patents relating to the creation or production of polyketides more generally), provided that ORTHO shall bear all the expenses of such suit. In the event ORTHO brings such suit, and damages or other monies are awarded or received in settlement of such suit. ORTHO shall be entitled to deduct an amount to cover its out-of-pocket expenses, including attorneys' and professional fees, and including a reasonable allocation for in-house attorney's time. incurred for such suit. The balance of any recoveries shall be shared by the parties with ORTHO receiving [**] percent ([**]%) and [**] percent ([**]%). KOSAN will cooperate with ORTHO in any suit for infringement of a

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

licensed patent brought by ORTHO against a THIRD PARTY, and shall have the right to consult with ORTHO and to participate in and be represented by independent counsel in such litigation at its own expense. ORTHO shall incur no liability to KOSAN as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding KOSAN's patent invalid or unenforceable; provided, ORTHO shall not enter into any settlement which (i) makes any admission of wrongdoing on the part of KOSAN, or (ii) admits that any of KOSAN PATENT RIGHTS are invalid, unenforceable or not infringed, without the prior written consent of KOSAN.

         11.3 JOINT INVENTIONS. In the event KOSAN or LICENSEE becomes aware of any actual or threatened infringement of any PATENT RIGHT which claims a Joint Invention that party shall promptly notify the other and the parties shall promptly discuss how to proceed in connection with such actual or threatened infringement. In the event only one party wishes to participate in such proceeding, it shall have the right to proceed alone, at its expense, and may retain any recovery; provided, at the request and expense of the participating party, the other party agrees to cooperate and join in any proceedings in the event that a THIRD PARTY asserts that the co-owner of such Joint Invention is necessary or indispensable to such proceedings.

         11.4 COOPERATION. In the event either party hereto shall initiate or carry on legal proceedings to enforce the PATENT RIGHTS against an alleged infringer, as provided herein, the other party hereto shall fully co-operate with the party initiating or carrying on such proceedings.

ARTICLE 12 -- INTELLECTUAL PROPERTY

         12.1     OWNERSHIP.

                  12.1.1 OWNERSHIP OF INVENTIONS. KOSAN will own any inventions, and patents claiming such inventions, conceived or reduced to practice by KOSAN personnel in connection with the performance of the RESEARCH PROGRAM, subject to the licenses granted in Article 4 above. RWJPRI will own any inventions, and patents claiming such inventions, conceived and reduced to practice solely by RWJPRI personnel in connection with the RESEARCH PROGRAM. The parties will jointly own any inventions, and patent claiming such inventions, conceived and reduced to practice jointly by RWJPRI and KOSAN personnel in connection with the RESEARCH PROGRAM ("Joint Inventions"); provided, KOSAN shall have sole ownership of all MACROLIDES and AROMATIC POLYkETIDES transferred to LICENSEE hereunder and all EXCLUDED TECHNOLOGY and intellectual property relating thereto, and LICENSEE shall and hereby assigns to KOSAN any interest that LICENSEE may have in or to the foregoing.

                  12.1.2 U.S. LAW. Inventorship and rights of ownership shall be determined in accordance with U.S. patent law. The laws of the United States with respect to joint ownership of inventions shall apply in all jurisdictions, and each party hereby waives any right (other than as set forth in this AGREEMENT) to obtain an accounting of profits or approve any license or exploitation thereof.

         12.2     PATENT PROSECUTION.

                  12.2.1 KOSAN shall file, maintain and prosecute the patent applications within the KOSAN PATENT RIGHTS to obtain patents thereon in such countries it deems appropriate, at its own expense. KOSAN does not represent or warrant that any such patent will be obtained, and KOSAN shall, in its sole discretion, be responsible for determining whether to abandon any or all of said patent applications or any portions thereof.

                  12.2.2 KOSAN shall promptly notify LICENSEE in the event KOSAN decides not to file, or decides to abandon or discontinue prosecution or maintenance of any one or more patents or patent applications included in the KOSAN PATENT RIGHTS. Such notification will be given as early as possible which in no event will be less than sixty (60) days prior to the date on which said application(s) will become abandoned. LICENSEE shall have the option, exercisable upon written notification to KOSAN, to assume full responsibility for the filing, prosecution or maintenance of the affected patents or patent application(s), in LICENSEE's name, at its expense. Royalty obligations with respect to such affected patents or patent applications shall be governed by, and at the royalty rate, set forth in Section 7.1.2 hereinabove for the life of such patent.

                  12.2.3 LICENSEE shall file, maintain and prosecute the patent applications within the PATENT RIGHTS solely owned by LICENSEE to obtain patents thereon in such countries it deems appropriate, at its own expense. LICENSEE does not represent or warrant that any such patent will be obtained, and LICENSEE shall, in its sole discretion be responsible for determining whether to abandon any or all of said patent applications or any portions thereof.

         12.3 CONSULTATION. LICENSEE shall have the right to consult with KOSAN regarding the content of said patent applications, prior art searches and correspondence, and to comment thereon. KOSAN shall consider all such comments offered by LICENSEE, it being agreed, however, that all final decisions respecting conduct of the prosecution of said patent applications shall rest solely in the discretion of KOSAN. KOSAN agrees to promptly provide LICENSEE with copies of:

                  12.3.1 All patent applications included in KOSAN PATENT RIGHTS which claim LICENSED COMPOUNDS;

                  12.3.2 All prior art searches conducted on behalf of KOSAN related to said patent applications and the subject matter of this AGREEMENT; and

                  12.3.3 All correspondence to and from the United States Patent and Trademark Office related to said patent applications as well as all requested correspondence relating to corresponding national and international patent applications.

         12.4     JOINT INVENTIONS.

                  12.4.1 The parties will cooperate to file, prosecute and maintain patent applications covering the Joint Invention(s) within the RESEARCH PROGRAM in the United States, Japan and the European Union (in Europe through a European Patent Convention application) (collectively, the "Core Countries") and other countries agreed by the parties. The parties will share equally all expenses and fees associated with the filing, prosecution, issuance and maintenance of any patent application and resulting patent for a Joint Invention in the Core Countries and other agreed countries. Subject to Section 12.4.3 below, it is understood that, after the termination of the RESEARCH PROGRAM, the parties shall share equally the expenses and fees associated with the filing, prosecution, issuance and maintenance of any patent application and resulting patent for a Joint Invention in the Core Countries and other agreed countries.

                  12.4.2 In the event that either party wishes to seek patent protection with respect to any Joint Invention outside the Core Countries, it shall notify the other party hereto. If both parties wish to seek patent protection with respect to such Joint Invention in such country or countries, activities shall be subject to Section 12.4.1 above. If only one party wishes to seek patent protection with respect to such Joint Invention in such country or countries, it may file, prosecute and maintain patent applications and patents with respect thereto, at its own expense. Whenever possible, the parties shall cooperate to obtain the benefit of international treaties, conventions and/or agreements (e.g., the Patent Cooperation Treaty.) in order to obtain the benefits afforded thereby. In any such case, the party declining to participate in such activities shall not grant any THIRD PARTY a license under its interest in the applicable joint invention in the applicable country or countries without the prior written consent of the other party, which shall not be unreasonably withheld. KOSAN agrees to provide its written consent, if necessary, for LICENSEE to sublicense any joint invention in any country pursuant to the terms of this AGREEMENT.

         12.5 PATENT TERM EXTENSIONS. LICENSEE shall cooperate with KOSAN, and unless KOSAN has previously applied for such an extension on its own behalf or on behalf of a THIRD PARTY with respect to the applicable patent, KOSAN agrees to diligently seek any extension under the U.S. Drug Price Competition and Patent Term Restoration Act of 1984, the Supplementary Certificate of Protection of the Member States of the European Community or other similar measure in any other country that is available or that becomes available in respect of the term of any patent within the KOSAN PATENT RIGHTS including any patent that may issue on a patent application within the KOSAN PATENT RIGHTS. LICENSEE shall diligently advise KOSAN in a timely manner of approval by the Food and Drug Administration of the United States of America to USE, SELL or market PRODUCTS or any other governmental approval obtained by or on behalf of LICENSEE or an AFFILIATE that is pertinent to any such extension and LICENSEE shall supply KOSAN with any pertinent information and data in its possession or control or that is in the possession or control of any AFFILIATE or SUBLICENSEE and shall cooperate fully in assisting KOSAN to obtain any such extension that it may seek and LICENSEE shall supply KOSAN in a timely manner with any information and data and any supporting affidavits or documents required to comply with 35 U.S.C. Section 156 Extension of Patent Term (and any successor legislation) and any administrative rules or regulation thereunder or required to comply with any corresponding laws and regulations that are or shall be in effect in any country within the KOSAN PATENT RIGHTS, all without further consideration. ORTHO shall require its AFFILIATES to comply with this Section 12.5.

ARTICLE 13 -- PUBLICITY

         Neither party shall originate any publicity, news release or public announcement, written or oral, whether to the public or press, stockholders or otherwise, relating to this AGREEMENT, including its existence, the subject matter to which it relates, performance under it or any of its terms, to any amendment hereto or performances hereunder without the written consent of the other party save only (i) such announcements as in the opinion of counsel for the party making such announcement is required by applicable law to be made, or (ii) announcements to KOSAN's private advisors, present investors, and bona fide prospective investors so long as such disclosure is made under a binder of confidentiality wherein such advisor or investor agrees not to disclose the information contained in the announcement to any THIRD PARTY or to use the information for any purpose other than to evaluate its investment or prospective investment in KOSAN. Such announcements shall be factual and as brief as reasonable. If a party decides to make an announcement required by law or otherwise permitted under this AGREEMENT, it will give the other party ten (10) days' advance written notice of the text of the announcement so that the other party will have an opportunity to comment upon the announcement. Upon request by a party for approval of any other disclosures, such approval or disapproval shall be given in writing within fifteen (15) days of its receipt. Upon request by either party, the parties agree to prepare a mutually agreed press release and related Question and Answer document with respect to this AGREEMENT. Once information has been approved for disclosure, no further consent or approval shall be required under this Article with respect to such information.

ARTICLE 14 -- WARRANTIES AND REPRESENTATIONS

         14.1 KOSAN warrants that as of the EFFECTIVE DATE it owns or exclusively controls by agreement, assignment or license right, title and interest in the KOSAN PATENT RIGHTS and KOSAN KNOW-HOW and that it has full power and authority to execute, deliver and perform this AGREEMENT and the obligations hereunder.

         14.2 KOSAN expressly warrants and represents that it has no outstanding encumbrances or agreements, either written, oral, or implied, in connection herewith that are inconsistent with the rights granted herein, and that it has not granted and will not grant during the term of this AGREEMENT or any renewal hereof, any rights, license, consent or privilege that conflict with the rights granted herein.

         14.3 LICENSEE expressly warrants and represents that it has no outstanding encumbrances or agreements, either written, oral, or implied, in connection herewith that are inconsistent with the obligations undertaken by LICENSEE herein, and that it has not entered into, and during the term of this AGREEMENT or any renewal hereof will not enter into, any agreements, either written, oral, or implied, that conflict with the rights granted, and obligations undertaken, by LICENSEE herein.

         14.4 Each party expressly represents and warrants that it has the full power and authority to enter into this AGREEMENT and to carry out the transactions contemplated hereby.

         14.5 Each party hereby warrants that the execution, delivery and performance of this AGREEMENT has been duly approved and authorized by all necessary corporate or partnership actions of both parties: do not require any shareholder or partnership approval which has not been obtained or the approval and consent of any trustee or the holders of any indebtedness of either party; do not contravene any law, regulation, rules or order binding on either party, and do not contravene the provisions of or constitute a default under any indenture, mortgage, contract or other agreement or instrument to which either party is a signatory.

         14.6 Each party hereby represents and warrants that to the extent the United States government has any interest in the KOSAN PATENT RIGHTS as a result of government funded research, that it will continue to make good faith efforts to comply in all respects with the applicable provisions of any applicable law, regulation, or requirement by the U.S. Government relating to the KOSAN PATENT RIGHTS and shall make reasonable efforts to ensure that such laws, regulations and requirements are fulfilled with respect to the KOSAN PATENT RIGHTS including without limitation the provisions of 35 U.S.C.
Section 202. Each party agrees that it will make good faith efforts to ensure that all necessary steps are taken to comply with the requirements of 35 U.S.C. Section 202 ET SEQ. and 37 C.F.R. Section 401.1 ET SEQ. to retain the maximum rights under the KOSAN PATENT RIGHTS allowable by law. LICENSEE and KOSAN agree that it will provide the necessary reports and information required to comply with 35 U.S.C. Sec. 202 et seq. and 37 C.F.R. Section
401.1 et seq., including periodic reports on utilization or efforts at utilization of the inventions covered by the KOSAN PATENT RIGHTS.

         14.7 KOSAN and LICENSEE each specifically disclaim that the RESEARCH PROGRAM or the DEVELOPMENT will be successful, in whole or part or that any clinical or other studies undertaken by it will be successful. KOSAN AND LICENSEE EXPRESSLY DISCLAIM ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE CONFIDENTIAL INFORMATION, OR KOSAN PATENT RIGHTS OR KNOW-HOW, LICENSED COMPOUNDS, RESERVED

COMPOUNDS, NCEs OR PRODUCTS, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF ANY INTELLECTUAL PROPERTY, PATENTED OR UNPATENTED, OR NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 15 -- STANFORD LICENSE

         15.1 KOSAN represents that as of the EFFECTIVE DATE the STANFORD LICENSE is in full force and effect. KOSAN shall use its reasonable efforts to not cause the termination and shall not seek to terminate the STANFORD LICENSE during the term of this AGREEMENT without the express written consent of LICENSEE.

         15.2 KOSAN shall use its reasonable efforts to perform all duties and obligations required under the STANFORD LICENSE. KOSAN shall notify LICENSEE within five (5) days of its receipt of any termination notices from STANFORD of the STANFORD LICENSE and at LICENSEE's option shall seek to avoid said termination or shall subrogate LICENSEE to KOSAN's rights under the STANFORD LICENSE to enable LICENSEE to seek to avoid such termination.

         15.3 KOSAN shall inform LICENSEE of any renegotiation of the STANFORD LICENSE, and shall not modify any terms or provisions of the STANFORD License, if such renegotiation or modification will adversely affect LICENSEE's rights under this AGREEMENT, without LICENSEE's written consent. KOSAN shall promptly provide LICENSEE with a copy of such renegotiated or modified STANFORD LICENSE.

         15.4 In order to provide adequate protection of LICENSEE's interest in avoiding the termination of the STANFORD LICENSE, KOSAN agrees that should KOSAN default or receive a notice from STANFORD of default under the STANFORD LICENSE for failure to timely pay royalties which KOSAN does not intend to cure within the applicable period provided by the STANFORD LICENSE, KOSAN shall notify LICENSEE within ten (10) business days of its receipt of such notice and, LICENSEE may cure any such default on KOSAN's behalf, including paying any delinquencies. LICENSEE may credit any such payments made to STANFORD to cure KOSAN's delinquency against future payments due to KOSAN hereunder.

ARTICLE 16 -- TRADEMARKS

         16.1 ORTHO TRADEMARKS. ORTHO, at its expense, shall be responsible for the selection, registration and maintenance of all trademarks which it employs in connection with PRODUCTS and shall own and control such trademarks. KOSAN recognizes the exclusive ownership by ORTHO of any proprietary ORTHO name, logotype or trademark furnished by ORTHO (including ORTHO's AFFILIATES) for use in connection with the PRODUCT. KOSAN shall not, either while this AGREEMENT is in effect or at any time thereafter, register, use or attempt to obtain any right in or to any such name. logotype or trademark or in and to any name, logotype or trademark confusingly similar thereto.

ARTICLE 17 -- INDEMNIFICATION

         17.1 BY ORTHO. ORTHO agrees to indemnity and hold harmless, KOSAN, its AFFILIATES and their respective officers, directors, employees and agents, and The Leland Stanford Jr. University, Stanford Health Services, Brown
University, Brown University Research Foundation, and their respective, trustees, officers, employees, students and agents (each a "KOSAN Indemnitee") from and against any and all liability, damages, losses, claims, suits, proceedings, demands, recoveries or expenses, including reasonable attorney's fees and expenses, incurred or rendered against such KOSAN Indemnitees which arise out of or result from the use, testing, manufacture, processing, packaging, labeling, sale or distribution of PRODUCTS by ORTHO or its AFFILIATES or SUBLICENSEE; except to the extent such liability, damages, losses, claims, suits, proceedings, demands, recoveries or expenses, incurred by or rendered against KOSAN are based upon the gross negligence or wilful misconduct by KOSAN or its AFFILIATES.

         17.2 BY KOSAN. KOSAN agrees to indemnify and hold harmless, LICENSEE, its AFFILIATES, and SUBLICENSEES and their respective officers, directors, employees and agents (each a "LICENSEE Indemnitee") from and against any and all THIRD PARTY liability, damages, losses, claims, suits, proceedings, demands, recoveries or expenses, including reasonable attorney's fees and expenses, incurred or rendered against such LICENSEE Indemnitee(s) which arise out of or result from (i) the negligence or wilful misconduct by KOSAN or its AFFILIATES in carrying out the RESEARCH PROGRAM under this AGREEMENT, or (ii) personal injury to KOSAN's employees or agents or damage to KOSAN's property resulting from acts performed by, under the direction of, or at the request of LICENSEE in carrying out activities contemplated by this AGREEMENT; except to the extent such liability, damages, losses, claims, suits, proceedings, demands, recoveries or expenses, incurred by or rendered against LICENSEE are based upon the gross negligence or wilful misconduct of a LICENSEE Indemnitee.

         17.3 CONTROL. A party or person (the "Indemnitee") that intends to claim indemnification under this Article 17 shall promptly notify the other party (the "Indemnitor") in writing of any loss, claim, damage, liability, or action in respect of which the Indemnitee or any of its AFFILIATES, SUBLICENSEES or their directors, officers, employees, agents or counsel intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel chosen by Indemnitor, with consent of Indemnitee, which consent shall not be unreasonably withheld. The Indemnitee shall not enter into negotiations or enter into any agreement with respect to the settlement of any claim without the prior written approval of the Indemnitor, and the indemnity agreement in this Article 17 shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is made without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 17. At the Indemnitor's request, the Indemnitee under this Article 17, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification and provide full information with respect thereto.

ARTICLE 18 -- BANKRUPTCY

         All rights and licenses granted under or pursuant to this AGREEMENT by each party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, United States Code (the "Bankruptcy Code"), licenses of rights to "intellectual property" as defined under Section 101(60) of the Bankruptcy Code. The parties agree that LICENSEE shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

ARTICLE 19 -- TERM AND TERMINATION

         19.1     TERM.

                  19.1.1 TERM OF AGREEMENT. This AGREEMENT shall commence upon the EFFECTIVE DATE and shall, unless sooner terminated pursuant to any other provision of this AGREEMENT, continue in full force and effect until the latest of (i) the end of the RESEARCH TERM, or (ii) the date upon which LICENSEE ceases to have one or more PRODUCTS in active DEVELOPMENT or commercialization, or (iii) for as long as royalties are payable according to the provisions of Article 7 herein. The licenses granted herein to LICENSEE shall expire on a country-by-country and PRODUCT-by-PRODUCT basis, once ORTHO has paid royalties for the full period under which such royalty payments are due under Section 7.1 hereunder, and ORTHO and its AFFILIATES shall thereafter have a fully paid-up, irrevocable, non-exclusive license under the KOSAN KNOW-HOW to make, have made, USE, SELL and HAVE SOLD PRODUCTS.

                  19.1.2   TERM AND TERMINATION OF RESEARCH PROGRAM.

                           (a) TERM. Unless earlier terminated as set forth in
Section 19.1.2(b), the term of the RESEARCH PROGRAM shall be as set forth in
Section 2.5, above.

                           (b) PERMISSIVE TERMINATION. With six (6) months'
prior written notice to KOSAN, LICENSEE may terminate the RESEARCH PROGRAM; provided, however, that no such termination shall be effective prior to the date twenty-four (24) months following the EFFECTIVE DATE.

                           (c) WIND-DOWN PAYMENT. At the end of the RESEARCH
TERM, ORTHO shall pay to KOSAN a "wind-down" payment equal to fifty percent (50%) of the amount of RESEARCH FUNDING paid to KOSAN by LICENSEE in the twelve (12) months prior to the expiration of the RESEARCH TERM; provided, however, that if LICENSEE gave KOSAN prior written notice that the RESEARCH PROGRAM would not be extended (by exercise of the option in Section 2.5(ii) or otherwise), then the amount of the "wind-down" payment shall be reduced as follows: (i) if such prior notice was given at least six (6) full months prior to the end of the RESEARCH TERM, then ORTHO shall not owe any "wind-down" payment, and (ii) if such notice was given less than six (6) full months prior to the end of the RESEARCH PROGRAM, then the wind-down payment shall be reduced by one-sixth (1/6) for each full month between the date KOSAN receives such written notice and the expiration or termination of the RESEARCH TERM. Notwithstanding the above, it is understood that if the Fast Track PROJECT is not extended beyond the first anniversary of the AGREEMENT, then payments made by RWJPRI for the Fast Track Project shall not be included in the calculation of the "wind-down" payment. It is further understood and agreed that no "wind-down" payment shall be due if the RESEARCH TERM remains in effect until the fourth anniversary of the EFFECTIVE DATE.

                  19.1.3 TERMINATION OF SCREENING. With sixty (60) days prior written notice to KOSAN, RWJPRI may terminate the EXCLUSIVE SCREENING PERIOD and/or the NON-EXCLUSIVE SCREENING PERIOD. In the former case, RWJPRI's right to exclusively screen the MACROLIDES for ANTIBIOTIC ACTIVITY shall terminate as of the effective date of such notice, and in the latter case RWJPRI's right to screen the MACROLIDES and AROMATIC POLYKETIDES for any activity shall terminate as of the effective date of such notice.

         19.2     TERMINATION OF THE AGREEMENT.

                  19.2.1 PERMISSIVE TERMINATION FOLLOWING RESEARCH TERM. After the end of the RESEARCH TERM, LICENSEE may (i) terminate this AGREEMENT in its entirety or (ii) terminate this AGREEMENT as to any PRODUCT, upon three (3) months written notice to KOSAN. At its sole discretion, KOSAN may on receipt of such notice from LICENSEE immediately accelerate such termination of this AGREEMENT or PRODUCT, as the case may be, at any time within such three (3) month period.

                  19.2.2 FAILURE TO DESIGNATE MACROLIDE. In the event that LICENSEE has not designated at least one MACROLIDE as a LICENSED COMPOUND prior to the end of the NON-EXCLUSIVE SCREENING PERIOD, then the AGREEMENT shall automatically terminate concurrently with the end of the NON-EXCLUSIVE SCREENING PERIOD.

                  19.2.3 MATERIAL BREACH. Notwithstanding any other provisions of this AGREEMENT either party, at its option, may terminate this AGREEMENT on ninety (90) days prior written notice served by one party should the other party fail to comply with or perform its obligations hereunder, unless such failure or non-performance is corrected within the ninety (90) day period following notification, or such extended period as may be agreed between the parties. In the event that KOSAN fails to comply with or perform its obligations hereunder during the RESEARCH TERM, LICENSEE may, at its option, terminate the RESEARCH PROGRAM, and not the AGREEMENT, on ninety (90) days prior written notice, unless such failure or non-performance is corrected within the ninety (90) day period following notification or such extended period as may be agreed by the parties. Failure to terminate this AGREEMENT following breach or failure to comply with this AGREEMENT shall not constitute a waiver of a party's defenses, rights or causes of action arising from such or any future breach or noncompliance.

                  19.2.4 BANKRUPTCY. If either party should be adjudicated bankrupt, file a voluntary petition in bankruptcy, have filed against it a petition for bankruptcy or reorganization unless such petition is dismissed within sixty (60) days of filing, make a general assignment for the benefit of creditors, enter into a procedure of winding up to dissolution, or should a Trustee or Receiver be appointed for its business assets or operations, the other party shall be entitled to terminate this AGREEMENT forthwith by giving written notice to the first party.

         19.3     EFFECT OF TERMINATION.

                  19.3.1 ACCRUED RIGHTS AND OBLIGATIONS. Termination of this AGREEMENT for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination, nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

                  19.3.2 RETURN OF CONFIDENTIAL INFORMATION. Upon any termination of this AGREEMENT, LICENSEE and KOSAN shall promptly return to the other party all Confidential Information received from the other party (except one copy of which may be retained by legal counsel solely for purposes of monitoring compliance with the provisions of Article 9 and archival purposes).

                  19.3.3   LICENSES.

                           (a) In the event that the AGREEMENT terminates for
any reason prior to the end of the RESEARCH PROGRAM other than pursuant to
Section 19.1.2(b), the AGREEMENT and the licenses granted to LICENSEE in Sections 4.1 and 4.3 (and any license to its AFFILIATES under Section 4.6) shall terminate concurrently.

                           (b) In the event of any termination pursuant to
Section 19.1.2(b), 19.1.3 or 19.2.2, the licenses granted to LICENSEE in Sections 4.1 and 4.2.1 shall terminate concurrently, and the license granted to LICENSEE in Section 4.3 (and any license to its AFFILIATES under Section 4.6) shall terminate concurrently with respect to all MACROLIDES and AROMATIC POLYKETIDES other than those designated as LICENSED COMPOUNDS pursuant to Section 3.5 prior to the effective date of such termination. In the event of any termination of this AGREEMENT pursuant to Section 19.2.1(ii) only with respect to one or more PRODUCTS, the licenses granted to LICENSEE shall terminate only with respect to such PRODUCT and the LICENSED COMPOUNDS and/or DERIVATIVES contained in such PRODUCTS.

                           (c) In the event of any termination of this
AGREEMENT in its entirety by LICENSEE pursuant to Section 19.2.1(i), 19.2.3 or 19.2.4, the licenses granted in Article 4 shall terminate concurrently.

                           (d) In the event of any termination of this
AGREEMENT by KOSAN pursuant to Section 19.2.3 or 19.2.4, the licenses granted to LICENSEE (and to its AFFILIATES) under this AGREEMENT shall terminate concurrently.

                           (e) It is understood that, except as provided in
Section 19.3.3(a), (c) and (d) above, the licenses granted in Section 4.2.2 and
4.2.3 shall survive until the end of the NON-EXCLUSIVE SCREENING PERIOD.

                           (f) In the event of any termination of the RESEARCH
PROGRAM (but not the AGREEMENT) by LICENSEE pursuant to Section 19.2.3 due to uncured material breach by KOSAN, or a termination pursuant to Section 19.1.3, any licenses then in effect with respect to LICENSED COMPOUNDS designated as LICENSED COMPOUNDS pursuant to section 3.5.1, or identified as CLOSE STRUCTURAL ANALOGS pursuant to Section 3.5.5, before the date of such termination shall remain in effect pursuant to the terms and conditions of this AGREEMENT, but RWJPRI shall not receive any further licenses under this AGREEMENT.

                  19.3.4 REVERSION. in the event that the licenses to LICENSEE (and its AFFILIATES) terminate as described in Section 19.3.3 above, then LICENSEE undertakes the following:

                           (a) to deliver to KOSAN any KOSAN KNOW-HOW in its
possession;

                           (b) not to use the KOSAN KNOW-HOW as long as it has
to be kept confidential pursuant to Article 9 hereunder;

                           (c) at KOSAN's request, to transfer (and grant the
right to access, cross-reference and use, without charge) all RWJPRI KNOW-HOW, MARKETING

AUTHORIZATIONS. pre-clinical and clinical data, and regulatory filings relating to LICENSED COMPOUNDS and PRODUCTS (including clinical studies and other supporting information, and any written communications to and with the FDA and other comparable agencies), and any data relating to reportable adverse events in respect of PRODUCTS for use in connection with developing and commercializing, and submitting regulatory filings for, PRODUCTS for which LICENSEE does not retain rights under this AGREEMENT and other products;

                           (d) to the extent requested by KOSAN, to transfer to
KOSAN responsibility for and control of ongoing DEVELOPMENT work, including contracts with THIRD PARTIES for such work, in an expeditious and orderly manner with the costs for such work assumed by KOSAN as of the date such contracts are transferred; and

                           (e) to grant to KOSAN an irrevocable, exclusive,
worldwide paid-up license under RWJPRI PATENT RIGHTS and RWJPRI KNOW-HOW owned or controlled by LICENSEE, with the right to grant and authorize sublicenses, to make, have made, USE, SELL and HAVE SOLD LICENSED COMPOUNDS and PRODUCTS, and provide KOSAN with all reasonable assistance to transfer the RWJPRI KNOW-HOW and enable KOSAN to continue DEVELOPMENT and to make, have made, USE, SELL and HAVE SOLD LICENSED COMPOUNDS and PRODUCTS.

                           (f) It is understood that, in the event of a
termination of licenses pursuant to Sections 19.3.3(b) or (f) wherein LICENSEE retains certain licenses, the foregoing provisions of Section 19.3.4 shall apply only to the terminated rights and licenses.

         19.4 SURVIVAL. Sections 2.4.5(d), 2.6.5, 2.8, 3.3.3, 3.4, 3.5.5, 3.7,
4.5, 4.12, 4.13, 4.14, 7.1, 7.5, 7.6, 7.7, 7.9, 7.10, 7.11, 10.1, 11.3, 11.4,
12.1, 12.4, 14.7, 18, 19.3 and 19.4 and the last sentence of Section 4.4, and Articles 9, 13, 17, 21 and 22 shall survive the expiration and any termination of the AGREEMENT for any reason.

ARTICLE 20 -- ASSIGNMENT

         20.1 PERMITTED ASSIGNMENTS. This AGREEMENT or any interest herein shall not be assigned or transferred, in whole or in part, by either party hereto without the prior written consent of the other party hereto. However, without securing such prior written consent, either party may assign this AGREEMENT to an AFFILIATE or a successor of all or substantially all of its business to which this AGREEMENT relates provided, that no such assignment shall be binding and valid until and unless the assignee shall have assumed in a writing, delivered to the non-assigning party, all of the duties and obligations of the assignor, and, provided, further, that the assignor shall remain liable and responsible to the non-assigning party hereto for the performance and observance of all such duties and obligations.

         20.2 BINDING EFFECT. This AGREEMENT shall be binding upon, and inure to, the benefit of the parties hereto, and to the benefit of any permitted assignee or successor. LICENSEE shall also have the right, whether or not it elects to terminate this AGREEMENT, to require that all reasonable steps it may reasonably specify be taken to prevent disclosure of its confidential information to an acquiror or assignee of KOSAN in any way reasonably adverse to its interests.

ARTICLE 21 -- DISPUTE RESOLUTION

         21.1 DISCUSSION. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this AGREEMENT promptly by negotiations between the Chief Executive Officer of KOSAN and LICENSEE (who shall be the Chairman of RWJPRI for issues relating primarily to research and development, and the President of ORTHO for issues relating to PRODUCT commercialization), who each have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this AGREEMENT. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within five (5) business days after receipt of the notice, the receiving party shall submit to the other a written response. The notice and the response shall include a detailed statement of each party's position and a summary of arguments supporting that position. Within five (5) days after delivery of the response, Chief Executive Officer of KOSAN and LICENSEE (who shall be the Chairman of RWJPRI for issues relating primarily to research and development and the President of ORTHO for issues relating to PRODUCT commercialization) shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored. All negotiations pursuant to this clause will be confidential and shall be treated as compromise and settlement negotiations for the purposes of the Federal Rules of Evidence and all other evidentiary purposes.

         21.2 MEDIATION. If the matter has not been resolved within twenty
(20) days of the disputing party's notice, or if the Chief Executive Officer of KOSAN and LICENSEE (who shall be the Chairman of RWJPRI for issues relating primarily to research and development and the President of ORTHO for issues relating to PRODUCT commercialization) fail to meet within the time frame set forth in Section 21.1, either party may initiate mediation of the dispute as set forth in Section 21.2 of this AGREEMENT.

                  (a) Any dispute, controversy or claim arising out of or related to this AGREEMENT, or the interpretation, application, breach, termination or validity thereof, including any claim of inducement by fraud or otherwise, shall, before submission to arbitration, first be mediated through non-binding mediation in accordance with the Model Procedures for the Mediation of Business Disputes promulgated by the Center for Public Resources ("CPR") then in effect, except where those rules conflict with these provisions, in which case these provisions control. The mediation shall be conducted in New York, New York and shall be attended by a senior executive with authority, to resolve the dispute from each of the operating companies that are parties.

                  (b) The mediator shall be an attorney specializing in business litigation who has at least fifteen (15) years of experience as a lawyer with a law firm of over twenty-five (25) lawyers or was a judge of a court of general jurisdiction and who shall be appointed from the list of neutrals maintained by CPR.

                  (c) The parties shall promptly confer in an effort to select a mediator by mutual agreement. In the absence of such an agreement, the mediator shall be selected from a list generated by CPR with each party, having the right to exercise challenges for cause and two peremptory challenges within three business days of receiving the CPR list.

                  (d) The mediator shall confer with the putties to design procedures to conclude the mediation within no more than forty-five (45) days after initiation. Unless agreed upon by the parties in writing, under no circumstances shall the commencement of arbitration under Section 21.3 be delayed more than forty-five (45) days by the mediation process specified herein.

                  (e) Each party, agrees to toll all applicable statutes of limitation during the mediation process and not to use the period or pendency of the mediation to disadvantage the other party procedurally or otherwise. All negotiations pursuant to this clause will be confidential and shall be treated as compromise and settlement negotiations for the purposes of the Federal Rules of Evidence and all other evidentiary purposes.

         21.3     ARBITRATION.

                  (a) Following the mediation procedures set forth in Section 21.2, Any dispute, claim or controversy arising from or related in any way to this AGREEMENT or the interpretation, application, breach, termination or validity, thereof, including any claim of inducement of this AGREEMENT by fraud or otherwise, will be submitted for resolution to arbitration pursuant to the commercial arbitration rules then pertaining of the Center for Public Resources ("CPR"), except where those rules conflict with these provisions, in which case these provisions control. The arbitration will be held in San Francisco, California.

                  (b) The panel shall consist of three (3) arbitrators chosen from the CPR Panels of Distinguished Neutrals each of whom (i) is a lawyer specializing in business litigation, with experience in litigation relating to development and commercialization of pharmaceutical products and whom has never represented any party hereto or any of its Affiliates and whom has at least fifteen (15) years experience with a law from of over twenty-five (25) lawyers, or (ii) was a judge of a court of general jurisdiction and who has never represented either party hereto or any of its Affiliates.

                  (c) The parties agree to cooperate (l) to obtain selection of the arbitrators within thirty (30) days of initiation of the arbitration,
(2) to meet with the arbitrators within thirty (30) days of selection and (3) to agree at that meeting or before upon procedures for discovery and as to the conduct of the hearing which will result in the hearing being concluded within no more than nine (9) months after selection of the arbitrators and in the award being rendered within sixty (60) days of the conclusion of the hearings, or of any post-hearing briefing, which briefing will be completed by both parties within twenty (20) days after the conclusion of the hearings. In the event no such agreement is reached, the CPR will select arbitrators, allowing appropriate strikes for reasons of conflict or other cause and three
(3) peremptory challenges for each side. The arbitrators shall set a date for the hearing, commit to the rendering of the award within sixty (60) days of the conclusion of the evidence at the hearing, or of any post-hearing briefing (which briefing will be completed by both sides in no more than twenty (20) days after the conclusion of the hearings), and provide for discovery according to these time limits, giving recognition to the understanding of the parties hereto that they contemplate reasonable discovery, including document demands and depositions, but that such discovery be limited so that the time limits specified herein may be met without undue difficulty. In no event will the arbitrators allow either side to obtain more than a total of forty (40) hours of deposition testimony from all witnesses, including both fact and expert witnesses. In the event multiple hearing days are required, they will be scheduled consecutively to the greatest extent possible.

                  (d) The arbitrators shall render their award following the substantive law of California, without reference to principles of conflicts of law. The arbitrators shall render an opinion setting forth findings of fact and conclusions of law with the reasons therefor stated. A transcript of the evidence adduced at the hearing shall be made and shall, upon request, be made available to either party.

                  (e) To the extent possible, the arbitration hearings and award will be maintained in confidence.

                  (f) Any United States District Court having jurisdiction of the matter may enter judgment upon any award. In the event the panel's award exceeds Five Million Dollars ($5,000,000) in monetary, damages or includes or consists of equitable relief, then the court shall vacate, modify or correct any award where the arbitrators' findings of fact are clearly erroneous, and/or where the arbitrators' conclusions of law are erroneous; in other words, it will undertake the same review as if it were a federal appellate court reviewing a district court's findings of fact and conclusions of law rendered after a bench trial. An award for less than Five Million Dollars ($5,000,000) in damages and not including equitable relief may be vacated, modified or corrected only upon the grounds specified in the Federal Arbitration Act. The parties consent to the jurisdiction of the District Court for the enforcement of these provisions, the entry of judgment on any award, and the vacatur, modification and correction of any award as above specified.

                  (g) Each party has the right before or during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc. to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

                  (h) EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.

                  (i) SUBJECT TO THE PROVISIONS OF ARTICLE 17, EACH PARTY HERETO WAIVES ANY CLAIM TO PUNITIVE, EXEMPLARY AND CONSEQUENTIAL DAMAGES FROM THE OTHER.

ARTICLE 22 -- MISCELLANEOUS

         22.1 ENTIRE AGREEMENT. Before signing this AGREEMENT the parties have had numerous conversations, including preliminary discussions, formal negotiations and informal conversations at meals and social occasions, and have generated correspondence and other writings, in which the parties discussed the transaction which is the subject of this AGREEMENT and their aspirations for its success. In such conversations and writings, individuals representing the parties may have expressed their judgments and beliefs concerning the intentions, capabilities, and practices of the parties, and may have forecasted future events. The parties recognize that such conversations and writings often involve an effort by both sides to be positive and optimistic about the prospects for the transaction. It is also recognized, however, that all business transactions contain an element of risk, as does the transaction contemplated by this AGREEMENT and that it is normal business practice to limit the legal obligations of contracting parties to only those promises and representations which are essential to their transaction so as to provide certainty as to their respective future rights and remedies. Accordingly, it is agreed that this AGREEMENT constitutes the entire agreement and understanding between the parties as to the legal undertakings hereunder. All prior negotiations, representations, agreements, contracts, offers and earlier understandings of whatsoever kind, whether written or oral between KOSAN and LICENSEE in respect of this AGREEMENT, are superseded by, merged into, extinguished by and completely expressed by this AGREEMENT. No aspect, part or wording of this AGREEMENT may be modified except by mutual agreement between the KOSAN and LICENSEE taking the form of an instrument in writing signed and dated by duly authorized representatives of both KOSAN and LICENSEE.

         22.2 NOTICES. All communications, reports, payments and notices required by this AGREEMENT by one party to the other shall be addressed to the parties at their respective addresses set forth below or to such other address as requested by either party by notice in writing to the other.

If to KOSAN:

         KOSAN BIOSCIENCES, INC.
         1450 Rollins Road
         Burlingame, California 94010
         Attn: President
         Telefax No.: (650) 343-2931

With a copy to:

         Wilson Sonsini Goodrich & Rosati, P.C.
         650 Page Mill Road
         Palo Alto, California 94304
         Arm: Michael S. Rabson
         Telefax No.: (415) 496-4006

If to RWJPRI, ORTHO or LICENSEE:

         ORTHO-MCNEIL PHARMACEUTICAL CORPORATION
         1000 U.S. Route 202,
         Raritan. New Jersey 08869
         Attention: President
         Telefax No.: (908) 218-1416

With a copy to:

         Chief Patent Counsel
         Johnson & Johnson
         One Johnson & Johnson Plaza
         New Brunswick, New Jersey 08903
         Telefax No.: (908) 524-2808

         AND

         R.W. JOHNSON PHARMACEUTICAL RESEARCH
         INSTITUTE
         920 U.S. Route 202
         Raritan. New Jersey 08869
         Attention: Chairman
         Telefax No.: (908) 704-9486

All such notices, reports, payments and communications shall be made in writing by telefax to the numbers set forth above or by First Class mail, postage prepaid, and shall be considered made as of the date of deposit with the United States Post Office or when received by telefax.

         22.3 GOVERNING LAW. All matters affecting the interpretation, validity, and performance of this AGREEMENT, including any arbitration proceeding conducted pursuant to Article 21, shall be governed by the internal laws of the State of California without regard to its conflict of law principles, except as to any issue which by California law depends upon the validity, scope or enforceability of any patent within the PATENT RIGHTS, which issue shall be determined in accordance with the applicable patent laws of the country of such patent.

         22.4 SEVERABILITY. Should any part or provision of this AGREEMENT be held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining part or provisions shall not be affected by such holdings; provided that the parties shall use their best efforts to negotiate an enforceable provision that most nearly reflects the parties original intentions.

         22.5 WAIVER. The waiver by either party, whether express or implied, of any provisions of this AGREEMENT, or of any breach or default of either party, shall not be construed to be a continuing waiver of such provision, or of any succeeding breach or default or of a waiver of any other provisions of this AGREEMENT.

         22.6 NO REPRESENTATIONS. Notwithstanding anything to the contrary, in this AGREEMENT, nothing herein contained shall be construed as a representation by KOSAN that the PATENT RIGHTS can be or will be used to prevent the importation by a THIRD PARTY hereto of a product into or the SALE or USE by a THIRD PARTY hereto of a product in any country within the PATENT RIGHTS where such product shall have been placed in commerce under circumstances which preclude the use of the PATENT RIGHTS to prevent such importation or SALE or USE by reason of any applicable law or treaty.

         22.7 FORCE MAJEURE. Notwithstanding any other provisions of this AGREEMENT, neither of the parties hereto shall be liable in damages or have the right to terminate this AGREEMENT for any delay or default in performing hereunder if such delay or default is caused by conditions beyond its control including, but not limited to acts of God, governmental restrictions, wars, or insurrections, strikes, floods, earthquakes, work stoppages and/or lack of materials, and any time for performance hereunder shall be extended for the actual time of delay caused by such occurrence; provided, however, that the party suffering such delay or default shall notify the other party in writing of the reasons for the delay or default and shall diligently seek to correct such conditions, if such reasons for delay or default continuously exist for twelve (12) months, this AGREEMENT may be terminated by either party.

         22.8 INDEPENDENT CONTRACTORS. It is understood that both parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither hereto is to be considered the agent or partner of the other for any purpose whatsoever. Neither party has any authority to enter into any contracts or assume any obligations for the other party or make any warranties or representations on behalf of the other party.

         22.9 ADVICE OF COUNSEL. KOSAN and LICENSEE have each consulted counsel of their choice regarding this AGREEMENT, and each acknowledges and agrees that this AGREEMENT shall not be deemed to have been drafted by one party or another and will be construed accordingly.

         22.10 PATENT MARKING. LICENSEE agrees to mark and have its AFFILIATES and SUBLICENSEES mark all PRODUCTS they sell or distribute pursuant to this AGREEMENT in accordance with the applicable statute or regulations in the country, or countries of manufacture and sale thereof.

         22.11 COMPLIANCE WITH LAWS. Each party, shall furnish to the other party any information requested or required by that party during the term of this AGREEMENT or any extensions hereof to enable that party, to comply with the requirements of any U.S. or foreign federal, state and/or government agency. Each party shall comply with all applicable U.S., foreign, state, regional and local laws, rules and regulations relating to its activities to be performed pursuant to this AGREEMENT, including without limitation, the United States Foreign Corrupt Practices Act, United States export regulations and such other United States and foreign laws and regulations as may be applicable, and to obtaining all necessary approvals, consents and permits required by the applicable agencies of the government of the United States and foreign jurisdictions.

         22.12 FURTHER ASSURANCES. At any time or from time to time on and after the date of this AGREEMENT, each party shall at the request of the other party
(i) deliver to such party such records, data or other documents consistent with the provisions of this AGREEMENT, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions, as the requesting party may reasonably deem necessary or desirable in order for the requesting party to obtain the full benefits of this AGREEMENT and the transactions contemplated hereby.

         22.13 JOINT AND SEVERAL LIABILITY: PERFORMANCE WARRANTY. Notwithstanding any other provision of this AGREEMENT, it is understood and agreed that ORTHO and RWJPRI shall be jointly and severally liable for the obligations of ORTHO and RWJPRI under this AGREEMENT. LICENSEE hereby warrants and guarantees the performance of any and all rights and obligations of this AGREEMENT by its AFFILIATE(S) and SUBLICENSEE(S) including, without limitation, performance under any license granted pursuant to Section 4.3, 4.5, or 4.6 above.

         22.14 USE OF SINGULAR. As used in this AGREEMENT, singular includes the plural and plural includes the singular, wherever so required by the context.

         22.15 HEADINGS. The captions to the several Sections and Articles hereof are not a part of this AGREEMENT, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

         22.16 COUNTERPARTS. This AGREEMENT may be executed in two counterparts, each of which shall be deemed an original and which together shall constitute one immanent.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and duly executed this AGREEMENT on the date(s) indicated below, to be effective the day and year first above written.

For and on Behalf of KOSAN BIOSCIENCES, INC.

By:      /s/ Daniel V. Santi
   -----------------------------------------

Name:    Daniel Santi
     ---------------------------------------

Title:   Chairman
      --------------------------------------

Date:    Sept 28-98
     ---------------------------------------


For and on Behalf of ORTHO-MCNEIL PHARMACEUTICAL INC.

By: /s/ Robert G. Savage
   -----------------------------------------
    Robert G. Savage, President

Date:    9-29-98
     ---------------------------------------


For and on Behalf of THE R.W. JOHNSON PHARMACEUTICALS RESEARCH INSTITUTE

By:      /s/ William A.M. Duncan
   -----------------------------------------
   William A.M. DunCan, Chairman

Date:    9-29-28
     ---------------------------------------

                                    Exhibit A
                                  Research Plan

PART I.  FAST -TRACK PROJECT

OBJECTIVES AND SPECIFIC AIMS

[**]

                                  Page 1 of 13
                            Confidential Information


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

[**]


                                  Page 2 of 13
                            Confidential Information


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

[**]

REFERENCES

Jacobsen, J.R., Hutchinson, C.R., Cane, D.E., & Khosla, C. (1997)
"Precursor-directed biosynthesis of erythromycin analogs by an engineered polyketide synthase," SCIENCE 277: 367-369.

Zotchev, S.B., & Hutchinson, C.R. (1995) "Cloning and heterologous expression of the genes encoding nonspecific electron transport components for a cytochrome P450 system of SACCHAROPOLYSPORA ERYTHRAEA involved in erythromycin production," GENE 156: 101-106.

PART II. SAR PROJECT

OBJECTIVE AND SPECIFIC AIMS

[**]

                                  Page 3 of 13
                            Confidential Information


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

[**]


                                  Page 4 of 13
                            Confidential Information


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

[**]


                                  Page 5 of 13
                            Confidential Information


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

[**]


                                  Page 6 of 13
                            Confidential Information



[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

[**]

                                  Page 7 of 13
                            Confidential Information


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

[**]


REFERENCES

Andersen, J.F., Tatsuta, K., Gunji, H., Ishiyama, T., & Hutchinson, C.R. (1993) "Substrate specificity of 6-deoxyerythronolide B hydroxylase, a bacterial cytochrome P450 of erythromycin A biosynthesis," BIOCHEMISTRY 32:1905-1913.

Bright, G.M., Nagel, A.A., Bordner, J., ET AL. (1988) "Synthesis, IN VITRO and IN VIVO activity of novel 9-deoxo-9a-aza-9a-homoerythromycin A derivatives; a new class of macrolide antibiotics, the azalides," J.
ANTIBIOTICS 41: 1029-1047.

Griesgraber, G., Or Y.S., Chu, D.T.W., Nilius, A.M., Johnson, P.M., Flamm, R.K., Henry, R.F., & Plattner, J.J. (1996) "3-keto-11,12 carbazate derivatives of 6-O-methyl erythromycin A: synthesis and IN VITRO activity," J.
ANTIBIOTICS 49(5): 465-477.

Jacobsen, J.R., Hutchinson, C.R., Cane, D.E., & Khosla, C. (1997)
"Precursor-directed biosynthesis of erythromycin analogs by an engineered polyketide synthase," SCIENCE 277: 367-369.

Kao, C.M., Luo, G., Katz, L., Cane, D.E., & Khosla, C. (1995) "Manipulation of macrolide ring size by directed mutagenesis of a modular polyketide synthase,"
J. AM. CHEM. SOC. 117: 9105-9106.

Kealey, J.T., Liu, L., Santi, D.V., Betlach, M.C., & Barr, P.J. (1997) "Production of a polyketide natural product in non-polyketide producing prokaryotic and eukaryotic hosts," PROC. NATL. ACAD. SCI. USA, in press.

Liu, L., Thamchaipenet, A., Fu, H., Betlach, M., & Ashley, G. (1997) "Biosynthesis of 2-nor-6-deoxyerythronolide B by rationally designed domain substitution," J. AM. CHEM. SOC. 119: 10553-10554.

McDaniel, R., Kao, C.M., Fu, H., Hevezi, P., Gustafsson, C., Betlach, M., Ashley, G., Cane, D.E., & Khosla, C. (1997) "Gain-of-function mutagenesis of a modular polyketide synthase," J. AM. CHEM. SOC. 119: 4309-4310.

Morimoto, S., Takahashi, Y., Watanabe, Y., & Omura, S. (1984) "Chemical modification of erythromycins. I. Synthesis and antibacterial activity of 6-O-methylerythromycins A," J., ANTIBIOTICS 37:187-189.


                                  Page 8 of 13
                            Confidential Information


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

Ruan, X., Pereda, A., Stassi, D., Zeidner, D., Summers, R.G., Jackson, M., Shivakumar, A., Kakavas, S., Staver, M.J., Donadio, S., & Katz, L. (1997) "Acyltransferase Domain substitutions in erythromycin polyketide synthase yield novel erythromycin derivatives, "J. BACTERIOLOGY 179:6416-6425.

Zotchev, S.B., & Hutchinson, C.R. (1995) "Cloning and heterologous expression of the genes encoding nonspecific electron transport components for a cytochrome P450 system of SACCHAROPOLYSPORA ERYTHRAEA involved in erythromycin production," GENE 156: 101-106.

PART III.         CRITERIA FOR NCES

[**]

                                  Page 9 of 13
                            Confidential Information


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TO THE OMITTED PORTIONS.

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                                 Page 10 of 13
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

[**]


                                 Page 11 of 13
                            Confidential Information


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TO THE OMITTED PORTIONS.

[**]

PART IV.      FTE TABLES AND TIMELINES

The table below shows the number and cost of Kosan FTEs to be applied in the Fast-Track and SAR Projects though the course of the Research Program.

[**]


                                 Page 12 of 13
                            Confidential Information


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

[**]







                                 Page 13 of 13
                            Confidential Information


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TO THE OMITTED PORTIONS.

                                    Exhibit B
                              Aromatic Polyketides


----------------------------------------------------- ---------------- ---------------- ----------------
KOS002 CONCENTRATION DATA
----------------------------------------------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
       WELL             EXTRACT          PEAK RT         COMPOUND            MW            CONC(mM)
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A2              KE-001            7.55            KA-058             302              0.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A2              KE-001            11.41           KA-060             302              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A2              KE-001            11.81           KA-061             302              1.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A2              KE-001            14.65           KA-042             284              0.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A3              KE-007            10.60           KA-100             368              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A3              KE-007            11.90           KA-118             386              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A3              KE-007            15.25           KA-119             386              2.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A3              KE-007            15.44           KA-120             386              0.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A3              KE-007            19.17           KA-075             324              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A4              KE-014            6.31            KA-068             318              2.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A4              KE-014            7.52            KA-069             318              2.5
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A4              KE-014            10.28           KA-056             300              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A4              KE-014            10.93           KA-057             300              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A4              KE-014            21.75           KA-031             270              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A5              KE-023            6.37            KA-068             318              1.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A5              KE-023            7.57            KA-069             318              1.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A5              KE-023            10.33           KA-056             300              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A6              KE-030            15.32           KA-119             386              1.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A6              KE-030            15.78           KA-120             386              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A7              KE-038            10.47           KA-100             368              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A7              KE-038            11.95           KA-118             386              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A7              KE-038            15.28           KA-119             386              4.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A7              KE-038            15.76           KA-120             386              0.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A7              KE-038            25.08           KA-074             322              0.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A8              KE-045            10.58           KA-100             368              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A8              KE-045            12.93           KA-102             368              1.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A8              KE-045            15.35           KA-119             386              4.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A8              KE-045            15.83           KA-120             386              1.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A8              KE-045            19.25           KA-075             324              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A8              KE-045            23.01           KA-121             386              0.5
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A8              KE-045            23.66           KA-122             386              0.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A8              KE-045            25.06           KA-108             372              3.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            11.43           KA-101             368              1.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            13.38           KA-005             182              1.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------


                                  Page 1 of 10



------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            13.88           KA-150             453              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            14.78           KA-151             453              0.5
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            15.03           KA-127             392              0.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            15.60           KA-125             390              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            16.18           KA-128             392              0.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            16.71           KA-018             236              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            18.18           KA-138             413              1.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            18.70           KA-136             411              0.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            19.76           KA-142             427              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            20.31           KA-139             413              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            20.75           KA-140             413              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            21.25           KA-129             392              2.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            22.24           KA-126             390              1.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            23.65           KA-137             411              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            25.00           KA-109             374              0.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        A9              KE-073            26.58           KA-088             348              1.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
       A10              K005-83           26.73           KA-025             254              1.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
       A 11            K005-92D                            [**]              390              1.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002             7.82           KA-058             302              1.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            11.30           KA-059             302              0.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            12.05           KA-061             302              4.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            14.87           KA-042             284              0.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            19.57           KA-052             298              1.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            21.13           KA-053             298              0.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            21.30           KA-054             298              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            21.98           KA-064             312              8.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            22.96           KA-044             286              2.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            23.75           KA-038             283              3.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            24.53           KA-055             298              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            25.40           KA-040             283              5.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            26.76           KA-025             254              9.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            27.10           KA-050             297              2.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            28.05           KA-022             240              3.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B2              KE-002            29.21           KA-023             240              2.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B3              KE-060            10.27           KA-100             368              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B3              KE-060            13.71           KA-150             453              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B3              KE-060            14.64           KA-046             290              0.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B3              KE-060            15.19           KA-119             386              1.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B3              KE-060            15.71           KA-120             386              0.5
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B3              KE-060            16.55           KA-135             411              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B3              KE-060            18.58           KA-136             411              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        B3              KE-060            26.28           KA-114             382              0.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------


                                  Page 2 of 10


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


------------------- ---------------- ---------------- -------------------- ------------ ----------------

------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B4              KE-016            12.78             KA-102             368            9.3
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B4              KE-016            15.97             KA-105             370            2.5
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B4              KE-016            16.73             KA-106             370            0.4
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B4              KE-016            21.43             KA-089             350            0.5
------------------- ---------------- ---------------- -------------------- ------------ ----------------

------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B5              KE-064            6.38              KA-068             318            1.1
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B5              KE-064            7.59              KA-069             318            0.5
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B5              KE-064            10.15             KA-065             315            2.2
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B5              KE-064            10.33             KA-056             300
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B5              KE-064            11.90             KA-001             166            0.3
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B5              KE-064            12.26             KA-002             166            0.1
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B5              KE-064            16.58             KA-030             260            0.4
------------------- ---------------- ---------------- -------------------- ------------ ----------------

------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B6              KE-031            9.83              KA-116             384            0.7
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B6              KE-031            11.86             KA-098             366            0.3
------------------- ---------------- ---------------- -------------------- ------------ ----------------

------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B7              KE-039            8.00              KA-058             302            4.7
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B7              KE-039            11.81                                302            0.3
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B7              KE-039            12.23             KA-061             302            4.8
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B7              KE-039            14.97             KA-042             284            3.0
------------------- ---------------- ---------------- -------------------- ------------ ----------------

------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B8              KE-046            10.00             KA-115             384            2.8
------------------- ---------------- ---------------- -------------------- ------------ ----------------

------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B9              KE-075            14.93             KA-148             450            1.0
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B9              KE-075            15.96             KA-153             464            0.4
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B9              KE-075            16.65             KA-146             448            0.1
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        B9              KE-075            17.56             KA-154             464            0.2
------------------- ---------------- ---------------- -------------------- ------------ ----------------

------------------- ---------------- ---------------- -------------------- ------------ ----------------
       B10              K005-80           19.30             KA-052             298            1.0
------------------- ---------------- ---------------- -------------------- ------------ ----------------

------------------- ---------------- ---------------- -------------------- ------------ ----------------
       B11             K005-92E                              [**]              924            1.0
------------------- ---------------- ---------------- -------------------- ------------ ----------------

------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C2              KE-058            13.13             KA-083             342            1.3
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C2              KE-058            13.68             KA-051             298            0.7
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C2              KE-058            14.38             KA-093             356            0.4
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C2              KE-058            15.08             KA-095             360            0.1
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C2              KE-058            16.30             KA-009             196            0.5
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C2              KE-058            16.51             KA-010             196            0.9
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C2              KE-058            16.96             KA-079             332            0.2
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C2              KE-058            17.55             KA-080             332            0.2
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C2              KE-058            18.98             KA-086             346            0.3
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C2              KE-058            19.41             KA-087             346            0.2
------------------- ---------------- ---------------- -------------------- ------------ ----------------

------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C3              KE-062            6.15              KA-026             258            0.7
------------------- ---------------- ---------------- -------------------- ------------ ----------------
        C3              KE-062            7.86              KA-058             302            0.8
------------------- ---------------- ---------------- -------------------- ------------ ----------------


                                  Page 3 of 10


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


------------------- --------------- ------------------- --------------- --------------- ----------------
        C3              KE-062            11.40             KA-059           302              0.7
------------------- --------------- ------------------- --------------- --------------- ----------------
        C3              KE-062            12.07             KA-061           302              3.8
------------------- --------------- ------------------- --------------- --------------- ----------------
        C3              KE-062            14.88             KA-042           284              2.6
------------------- --------------- ------------------- --------------- --------------- ----------------
        C3              KE-062            16.51             KA-013           220              0.5
------------------- --------------- ------------------- --------------- --------------- ----------------
        C3              KE-062            19.08             KA-052           298              6.7
------------------- --------------- ------------------- --------------- --------------- ----------------
        C3              KE-062            19.51             KA-036           283              4.4
------------------- --------------- ------------------- --------------- --------------- ----------------
        C3              KE-062            21.30             KA-037           283              2.0
------------------- --------------- ------------------- --------------- --------------- ----------------
        C3              KE-062            22.85             KA-121           386              0.5
------------------- --------------- ------------------- --------------- --------------- ----------------
        C3              KE-062            23.78             KA-038           283              1.1
------------------- --------------- ------------------- --------------- --------------- ----------------
        C3              KE-062            25.00             KA-039           283              0.9
------------------- --------------- ------------------- --------------- --------------- ----------------
        C3              KE-062            26.76             KA-025           254              1.5
------------------- --------------- ------------------- --------------- --------------- ----------------

------------------- --------------- ------------------- --------------- --------------- ----------------
        C4              KE-017             9.68             KA-115           384              0.8
------------------- --------------- ------------------- --------------- --------------- ----------------

------------------- --------------- ------------------- --------------- --------------- ----------------
        C5              KE-063             6.48             KA-068           318              6.8
------------------- --------------- ------------------- --------------- --------------- ----------------
        C5              KE-063             7.78             KA-069           318              3.2
------------------- --------------- ------------------- --------------- --------------- ----------------
        C5              KE-063            10.42             KA-065           314              0.3
------------------- --------------- ------------------- --------------- --------------- ----------------
        C5              KE-063            14.83             KA-151           453              0.9
------------------- --------------- ------------------- --------------- --------------- ----------------

------------------- --------------- ------------------- --------------- --------------- ----------------
        C6              KE-032            10.08             KA-024           242              0.2
------------------- --------------- ------------------- --------------- --------------- ----------------
        C6              KE-032            15.10             KA-119           386              1.5
------------------- --------------- ------------------- --------------- --------------- ----------------
        C6              KE-032            15.58             KA-120           386              0.3
------------------- --------------- ------------------- --------------- --------------- ----------------

------------------- --------------- ------------------- --------------- --------------- ----------------
        C7              KE-068            10.28             KA-056           300              1.5
------------------- --------------- ------------------- --------------- --------------- ----------------
        C7              KE-068            10.96             KA-057           300              1.4
------------------- --------------- ------------------- --------------- --------------- ----------------

------------------- --------------- ------------------- --------------- --------------- ----------------
        C8              KE-047             8.12             KA-058           302              0.4
------------------- --------------- ------------------- --------------- --------------- ----------------
        C8              KE-047            11.48             KA-059           302              1.1
------------------- --------------- ------------------- --------------- --------------- ----------------
        C8              KE-047            12.25             KA-061           302              2.0
------------------- --------------- ------------------- --------------- --------------- ----------------
        C8              KE-047            14.62             KA-041           284              1.4
------------------- --------------- ------------------- --------------- --------------- ----------------
        C8              KE-047            15.01             KA-042           284              0.2
------------------- --------------- ------------------- --------------- --------------- ----------------

------------------- --------------- ------------------- --------------- --------------- ----------------
        C9              KE-053             5.35             KA-067           318              0.7
------------------- --------------- ------------------- --------------- --------------- ----------------
        C9              KE-053            10.95             KA-152           462              0.5
------------------- --------------- ------------------- --------------- --------------- ----------------
        C9              KE-053            14.03             KA-148           450              0.4
------------------- --------------- ------------------- --------------- --------------- ----------------
        C9              KE-053            15.73             KA-153           464              0.7
------------------- --------------- ------------------- --------------- --------------- ----------------
        C9              KE-053            16.00             KA-146           448              0.7
------------------- --------------- ------------------- --------------- --------------- ----------------

------------------- --------------- ------------------- --------------- --------------- ----------------
       C10             K005-88                              KA-092           354
------------------- --------------- ------------------- --------------- --------------- ----------------

------------------- --------------- ------------------- --------------- --------------- ----------------
       C11             K005-92F                         erythromycin A       734              1.0
------------------- --------------- ------------------- --------------- --------------- ----------------

------------------- --------------- ------------------- --------------- --------------- ----------------
        D2              KE-057             5.28             KA-067           318              0.3
------------------- --------------- ------------------- --------------- --------------- ----------------
        D2              KE-057             5.76             KA-032           276              0.3
------------------- --------------- ------------------- --------------- --------------- ----------------
        D2              KE-057             6.18             KA-070           319              0.9
------------------- --------------- ------------------- --------------- --------------- ----------------
        D2              KE-057             7.43             KA-071           319              0.2
------------------- --------------- ------------------- --------------- --------------- ----------------


                                  Page 4 of 10

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D2              KE-057            12.60           KA-141             421              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D2              KE-057            13.13           KA-083             342              1.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D2              KE-057            13.73           KA-150             453              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D2              KE-057            14.41           KA-132             407              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D2              KE-057            14.80           KA-133             409              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D2              KE-057            18.58           KA-136             411              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            5.73            KA-016             234              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            7.62            KA-058             302              1.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            8.68            KA-165             302              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            11.20           KA-059             302              1.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            11.90           KA-061             302              1.5
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            12.46           KA-072             322              1.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            14.76           KA-041             284              0.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            17.15           KA-020             304              0.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            19.20           KA-052             298              0.5
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            19.65           KA-164             620              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            21.31           KA-163             618              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D3              KE-009            26.70           KA-025             254              0.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D4              KE-018            7.95            KA-058             302              1.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D4              KE-018            11.75           KA-060             302              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D4              KE-018            12.12           KA-061             302              2.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D4              KE-018            14.93           KA-042             284              1.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D5              KE-025            10.05           KA-115             384              4.5
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D5              KE-025            15.05           KA-017             234              0.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D5              KE-025            17.85           KA-111             380              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D6              KE-033            5.75            KA-012             210              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D6              KE-033            9.82            KA-115             384              0.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D6              KE-033            11.93           KA-098             366              0.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D7              KE-042            6.25            KA-026             258              0.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D7              KE-042            19.12           KA-052             298              5.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D7              KE-042            19.45           KA-036             283              5.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D7              KE-042            21.25           KA-037             283              1.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D7              KE-042            23.73           KA-038             283              2.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D7              KE-042            25.25           KA-040             283              3.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D7              KE-042            26.88           KA-025             254              5.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D7              KE-042            28.09           KA-022             240              4.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D7              KE-042            29.20           KA-023             240              3.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D7              KE-042            32.00           KA-158             508              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D8              KE-048            12.03           KA-077             326              1.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D8              KE-048            14.63           KA-041             284              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------


                                  Page 5 of 10

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D9              KE-074            14.91           KA-148             450              1.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        D9              KE-074            15.96           KA-153             464              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
       D10              K003-89                           KA-064             312              1.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
       D11             K005-92G                            [**]                               1.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E2              KE-004            11.96           KA-061             302              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E2              KE-004            18.56           KA-094             358              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E2              KE-004            19.21           KA-052             298              1.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E2              KE-004            23.75           KA-043             284              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E2              KE-004            24.85           KA-035             282              0.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E2              KE-004            25.84           KA-021             240              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E2              KE-004            26.78           KA-025             254              2.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E2              KE-004            28.06           KA-022             240              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E2              KE-004            29.23           KA-023             240              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            7.86            KA-058             302              0.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            12.11           KA-061             302              1.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            14.68           KA-049             291              0.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            14.90           KA-097             365              1.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            18.60           KA-136             411              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            19.13           KA-052             298              5.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            19.43           KA-036             283              7.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            21.25           KA-037             283              4.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            23.77           KA-038             283              4.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            24.90           KA-078             330              1.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            25.41           KA-040             283              3.5
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            26.80           KA-025             254              2.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            28.00           KA-022             240              1.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E3              KE-061            29.00           KA-023             240              1.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E4              KE-019            7.91            KA-058             302              2.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E4              KE-019            11.80           KA-060             302              0.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E4              KE-019            12.19           KA-061             302              1.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E4              KE-019            14.96           KA-042             284              1.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E5              KE-026            9.80            KA-116             384              1.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E5              KE-026            11.85           KA-098             366              2.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E5              KE-026            12.16           KA-061             302              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E5              KE-026            12.73           KA-117             384              2.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E5              KE-026            13.23           KA-066             314              1.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E6              KE-035            9.93            KA-115             384              4.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------


                                  Page 6 of 10


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E7              KE-043            22.45           KA-082             340              2.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E7              KE-043            26.83           KA-025             254              0.5
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E8              KE-049            12.92           KA-102             368             14.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E8              KE-049            16.08           KA-105             370              2.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E8              KE-049            16.83           KA-106             370              0.5
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E8              KE-049            21.50           KA-089             350              0.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E9              KE-077            14.85           KA-148             450              1.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        E9              KE-077            16.23           KA-153             464              0.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
       E10              K005-82           9.80             [**]              457              0.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
       E11             K005-92H                            [**]                               1.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            7.88            KA-058             302              0.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            11.38           KA-059             302              0.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            12.1            KA-061             302              2.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            14.9            KA-042             284              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            19.2            KA-052             298              3.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            19.55           KA-036             283              2.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            21.35           KA-037             283              1.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            22.85           KA-121             386              0.2
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            23.75           KA-038             283              2.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            25.43           KA-040             283              2.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            26.73           KA-025             254              6.0
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            28.06           KA-022             240              1.9
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F2              KE-005            29.23           KA-023             240              1.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F3              KE-010            17.08           KA-159             512              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F3              KE-010            19.22           KA-048             290              0.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F3              KE-010            21.00           KA-062             304              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F3              KE-010            22.40           KA-082             340              1.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F3              KE-010            23.05           KA-157             500              0.7
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F3              KE-010            24.60           KA-035             282              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F3              KE-010            26.76           KA-162             531              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F4              KE-020            7.94            KA-058             302              5.1
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F4              KE-020            11.75           KA-060             302              0.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F4              KE-020            12.15           KA-061             302              5.4
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F4              KE-020            14.96           KA-042             284              3.6
------------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F5              KE-027            9.93            KA-116             384              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F5              KE-027            11.90           KA-098             366              0.8
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F5              KE-027            12.83           KA-117             384              1.5
------------------- ---------------- ---------------- ---------------- ---------------- ----------------
        F5              KE-027            13.31           KA-073             322              0.3
------------------- ---------------- ---------------- ---------------- ---------------- ----------------


                                  Page 7 of 10


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F6              KE-036            9.83             KA-115             384             1.4
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F6              KE-036            17.70            KA-111             380             0.1
------------------- ---------------- ---------------- ------------------ -------------- ----------------

------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F7              KE-044            7.26             KA-034             280             0.7
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F7              KE-044            9.18             KA-028             260             0.2
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F7              KE-044            12.91            KA-085             346             0.6
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F7              KE-044            16.50            KA-063             310             0.2
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F7              KE-044            18.68            KA-094             358             0,2
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F7              KE-044            20.15            KA-045             288             2.0
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F7              KE-044            21.10            KA-062             304             0.4
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F7              KE-044            22.45            KA-082             340             1.7
------------------- ---------------- ---------------- ------------------ -------------- ----------------

------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F8              KE-070            10.05            KA-115             384             0.2
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F8              KE-070            12.95            KA-102             368             9.0
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F8              KE-070            13.38            KA-103             368             0.6
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F8              KE-070            16.06            KA-105             370             1.6
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F8              KE-070            16.83            KA-106             370             0.3
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F8              KE-070            26.36            KA-114             382             1.5
------------------- ---------------- ---------------- ------------------ -------------- ----------------

------------------- ---------------- ---------------- ------------------ -------------- ----------------
        F9              KE-055                              none                              0.0
------------------- ---------------- ---------------- ------------------ -------------- ----------------

------------------- ---------------- ---------------- ------------------ -------------- ----------------
       F10             K005-92A           14.80             [**]              527             1.0
------------------- ---------------- ---------------- ------------------ -------------- ----------------

------------------- ---------------- ---------------- ------------------ -------------- ----------------
       F11             K005-92J                             [**]                              1.0
------------------- ---------------- ---------------- ------------------ -------------- ----------------

------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G2              KE-006            5.95             KA-016             234             0.5
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G2              KE-006            6.95             KA-084             344             0.4
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G2              KE-006            12.08            KA-090             352             0.1
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G2              KE-006            18.60            KA-047             290             0.3
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G2              KE-006            19.33            KA-052             298             0.7
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G2              KE-006            21.01            KA-062             304             0.3
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G2              KE-006            22.36            KA-082             340             0.8
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G2              KE-006            26,76            KA-025             254             1.3
------------------- ---------------- ---------------- ------------------ -------------- ----------------

------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G3              KE-012            19.30            KA-052             298             0.2
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G3              KE-012            22.43            KA-082             340             1.0
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G3              KE-012            24.58            KA-076             325             0.1
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G3              KE-012            25.03            KA-110             378             0.1
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G3              KE-012            26.78            KA-025             254             0.3
------------------- ---------------- ---------------- ------------------ -------------- ----------------

------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G4              KE-021            10.38            KA-100             368             0.2
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G4              KE-021            15.23            KA-119             386             3.5
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G4              KE-021            15.78            KA-120             386             0.9
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G4              KE-021            23.58            KA-014             222             1.1
------------------- ---------------- ---------------- ------------------ -------------- ----------------
        G4              KE-021            25.01            KA-074             322             3.3
------------------- ---------------- ---------------- ------------------ -------------- ----------------


                                  Page 8 of 10


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G5            KE-065         3.18            KA-006            194          2.9
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G5            KE-065         9.96            KA-116            384          1.1
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G5            KE-065        11.20            KA-098            366          0.1
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G5            KE-065        12.86            KA-117            384          2.4
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G5            KE-065        13.36            KA-066            314          0.6
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G5            KE-065        14.76            KA-046            290          1.2
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G5            KE-065        25.00            KA-107            370          1.2
---------------- -------------- ----------- --------------------- ----------- ------------- ------------

---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G6            KE-037        15.26            KA-119            386          1.9
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G6            KE-037        15.76            KA-120            386          0.4
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G6            KE-037        25.06            KA-107            370          1.3
---------------- -------------- ----------- --------------------- ----------- ------------- ------------

---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G7            KE-069        28.28            KA-092            354          0.8
---------------- -------------- ----------- --------------------- ----------- ------------- ------------

---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G8            KE-071         6.01            KA-032            276          0.4
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G8            KE-071        10.20            KA-124            388          0.4
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G8            KE-071        12.76            KA-027            258          1.4
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G8            KE-071        14.80            KA-046            290          1.8
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G8            KE-071        18.66            KA-136            411          0.7
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G8            KE-071        21.63            KA-155            464          1.3
---------------- -------------- ----------- --------------------- ----------- ------------- ------------

---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G9            KE-072         7.05            KA-011            207          0.1
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G9            KE-072         9.31            KA-130            398          0.2
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G9            KE-072        10.23            KA-015            232          0.1
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G9            KE-072        12.76            KA-156            486          0.2
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G9            KE-072        16.16            KA-008            196          0.3
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G9            KE-072        17.90            KA-147            448          0.1
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G9            KE-072        21.56            KA-144            446          0.2
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G9            KE-072        22.51            KA-033            276          0.3
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G9            KE-072        23.45          KA-KA-145           446          0.2
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G9            KE-072        25.00            KA-123            386          0.1
---------------- -------------- ----------- --------------------- ----------- ------------- ------------

---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G10          K005-92B       24.15             [**]            1183          1.0
---------------- -------------- ----------- --------------------- ----------- ------------- ------------

---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      G11          K005-92K                         [**]             848          1.0
---------------- -------------- ----------- --------------------- ----------- ------------- ------------

---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      H2            KE-059         5.87            KA-096            362          2.0
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      H2            KE-059         6.85            KA-084            344          2.8
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      H2            KE-059        14.53            KA-019            240          0.4
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      H2            KE-059        19.28            KA-048            290          0.4
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      H2            KE-059        23.12            KA-043            284          0.6
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      H2            KE-059        28.20            KA-091            354          1.1
---------------- -------------- ----------- --------------------- ----------- ------------- ------------

---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      H3            KE-013        12.83            KA-102            368          5.5
---------------- -------------- ----------- --------------------- ----------- ------------- ------------
      H3            KE-013        22.95            KA-113            382          1.4
---------------- -------------- ----------- --------------------- ----------- ------------- ------------


                                  Page 9 of 10


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H4            KE-022         10.40            KA-100             368          0.7
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H4            KE-022         11.95            KA-118             386          0.7
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H4            KE-022         13.03            KA-102             368          1.1
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H4            KE-022         15.21            KA-119             386          4.0
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H4            KE-022         15.78            KA-120             386          2.0
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H4            KE-022         16.90            KA-104             368          1.0
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H4            KE-022         18.73            KA-094             358          1.1
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H4            KE-022         19.21            KA-099             366          1.1
--------------- --------------- ------------- -------------------- ------------ ------------ -----------

--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H5            KE-028          5.28            KA-067             318          0.2
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H5            KE-028          9.56            KA-003             168          0.5
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H5            KE-028         11.63            KA-098             366          2.6
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H5            KE-028         12.56            KA-117             384          1.1
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H5            KE-028         18.56            KA-094             358          0.1
--------------- --------------- ------------- -------------------- ------------ ------------ -----------

--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H6            KE-066          9.77            KA-115             384          6.8
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H6            KE-066         14.75            KA-046             290          0.4
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H6            KE-066         17.73            KA-111             380          0.4
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H6            KE-066         19.38            KA-112             380          0.3
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H6            KE-066         26.30            KA-114             382          0.2
--------------- --------------- ------------- -------------------- ------------ ------------ -----------

--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H7            KE-106         16.53            KA-063             310          0.2
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H7            KE-106         19.43            KA-081             340          0.3
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H7            KE-106         23.24            KA-043             284          2.6
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H7            KE-106         24.22             [**]             1183          1.9
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H7            KE-106         27.50            KA-007             194          0.7
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H7            KE-106         29.75            KA-131             398          1.2
--------------- --------------- ------------- -------------------- ------------ ------------ -----------

--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H8            KE-050          9.25            KA-134             410          0.3
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H8            KE-050         11.43            KA-101             368          0.3
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H8            KE-050         13.36            KA-029             260          0.3
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H8            KE-050         16.18            KA-008             196          0.9
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H8            KE-050         18.16            KA-149             452          0.1
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H8            KE-050         21.23            KA-129             392          0.3
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H8            KE-050         23.65            KA-004             176          0.6
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H8            KE-050         25.05            KA-109             374          1.3
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H8            KE-050         26.56            KA-088             348          0.8
--------------- --------------- ------------- -------------------- ------------ ------------ -----------

--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H9            KE-054         15.20             [**]              444          1.6
--------------- --------------- ------------- -------------------- ------------ ------------ -----------
      H9            KE-054         18.96            unknown            444          0.2
--------------- --------------- ------------- -------------------- ------------ ------------ -----------

--------------- --------------- ------------- -------------------- ------------ ------------ -----------
     H10           K005-92C                          [**]                           1.0
--------------- --------------- ------------- -------------------- ------------ ------------ -----------

--------------- --------------- ------------- -------------------- ------------ ------------ -----------
     H11           K005-92L                          [**]              318          1.0
--------------- --------------- ------------- -------------------- ------------ ------------ -----------

                                 Page 10 of 10


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                                    EXHIBIT C
                               KOSAN PATENT RIGHTS


[**]


                            Confidential Information
                                  Page 1 of 2


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                               KOSAN PATENT RIGHTS


[**]

                            Confidential Information
                                  Page 2 of 2


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.